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                               (RULE 14A-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

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    /X/  Soliciting Material Pursuant to Section 240.14a-12

                               USA NETWORKS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

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                                [GRAPHIC OMITTED]
                                      USA
                                    NETWORKS
                                      INC



FOR IMMEDIATE RELEASE                                          JANUARY 29, 2002

         25% Q4 PRO FORMA EBITDA GROWTH FROM USA'S OPERATING BUSINESSES
     34% EBITDA GROWTH BUDGETED FOR OPERATING BUSINESSES FOR FULL YEAR 2002

NEW YORK, January 29, 2002 - USA Networks, Inc. (NASDAQ: USAI), to be renamed USA Interactive upon closing of the contribution of USA Entertainment to a joint venture to be controlled by Vivendi Universal, reported results today for its quarter ended December 31, 2001. Highlights are presented on a pro forma comparative Q4 basis, reflecting the pending Expedia and Vivendi transactions.

o USA'S INTERACTIVE OPERATING BUSINESSES increased revenue by 17% to $937.8 million and EBITDA by 25% to $149.0 million. Total revenue increased by 14% to $1,030 million and total EBITDA increased by 33% to $120.3 million.

o HSN increased its U.S. revenue by 9% to $495.3 million and EBITDA by 3% to $75.7 million, as expected, while reducing inventory levels by $30.1 million, or 14%, to $156.5 million, during the year. As evidenced that HSN is on track for a strong year, its U.S. revenue in January 2002 is up approximately 20% versus January 2001.

o HOTEL RESERVATIONS NETWORK increased revenue by 42% to $141.7 million and EBITDA by 30% to $22.9 million. HRN added a record number of properties, 667, and increased its number of affiliates to over 23,800 during Q4. HRN is already having an outstanding 2002, having sold a record $2.5 million in hotel rooms on January 9th.

o TICKETMASTER increased ticketing revenue by 7% to $131.8 million although EBITDA declined by 12%, primarily due to reduced profitability in selected international operations; declines in software sales which are sensitive to economic conditions; and the inclusion of Reserve America, a seasonal business. Ticketmaster also launched TICKETFAST -TM-, for print-at-home ticketing, and Ticketmaster Marketplace -TM-, a service for buying, selling and forwarding tickets.

o EXPEDIA (transaction pending) increased revenue by 84% to $81.8 million and reversed an EBITDA loss of $2.9 million in Q4 2000 to an EBITDA profit of $22.2 million. Expedia took the lead among online travel agencies, with $704 million in gross bookings in Q4.

o MATCH, one of the company's fastest-growing assets, increased revenue by 145% to $17.6 million and EBITDA by 451% to $7.6 million. Match ended Q4 with total paid subscribers of 382,150, an increase of 51% over Q3.

o USA is filing its REVISED BUDGET with the SEC, based on its strong fourth quarter results and additional information regarding the state of the travel and leisure markets. The revised budget projects EBITDA for USA's Interactive Operating Businesses to grow by 34% to $648 million and total EBITDA to grow by 69% to $607 million in 2002.

o USA also today reiterated its goal of reaching 20% OF INTERACTIVE COMMERCE over the next several years through a combination of organic growth, investing in new initiatives, and significant acquisition activity. USA is filing material with the SEC, pursuant to Reg FD, which contains more detail on its strategy and goals.

o USA ENTERTAINMENT (which is not reflected in the comparative pro forma results due to its pending contribution to a joint venture to be controlled by Vivendi Universal) Operating Businesses decreased revenue by 15% to $357.0 million and EBITDA by 16% to $126.8 million, due largely to a continuing weak advertising market.

SEE IMPORTANT FOOTNOTES AT END OF THIS RELEASE.

                             M E D I A R E L E A S E

                   152 West 57th Street, 42nd Floor New York,
                  New York 10019 212.314.7300 Fax 212.314.7309

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                                                                          2 of 9

FINANCIAL RESULTS

On a comparative pro forma basis reflecting pending transactions, USA reported the following:


                                               PRO FORMA     PRO FORMA
($ IN MILLIONS)                                 Q4 01          Q4 00      GROWTH
                                                ------        ------      -----
REVENUES - OPERATING BUSINESSES
HSN - U.S..............................          $495.3       $455.8        9%
Ticketing..............................           131.8        122.7        7%
Hotel Reservations Network.............           141.7        100.0       42%
Expedia (TRANSACTION PENDING)..........            81.8         44.4       84%
Precision Response.....................            69.8         72.1       (3%)
Match.com..............................            17.6          7.2       145%
                                               --------       ------       ----
    SUB-TOTAL - OPERATING..............           937.8        802.2        17%

REVENUES - EMERGING BUSINESSES
Citysearch and related.................            10.3         14.0
ECS / Styleclick.......................            12.5         13.5
HSN - International and other (d)......            82.2         83.4
                                               --------       ------
    SUB-TOTAL - EMERGING...............           104.9        110.9
                                               --------       ------
Foreign exchange conversion (a)........           (10.2)       (11.8)
Disengaged HSN homes (c)...............              --          6.2
Intersegment elimination...............            (2.2)          --
                                               --------       ------
    TOTAL..............................        $1,030.3       $907.5        14%
                                               ========       ======       ====

EBITDA - OPERATING BUSINESSES
HSN - U.S...................................      $75.7        $73.8         3%
Ticketing..............................            21.5         24.4       (12%)
Hotel Reservations Network.............            22.9         17.6        30%
Expedia (TRANSACTION PENDING)..........            22.2         (2.9)       NM
Precision Response.....................             6.2         11.0       (44%)
Match.com..............................             7.6          1.4       451%
Corporate and other....................            (7.0)        (6.0)       NM
                                               --------       ------       -----
    SUB-TOTAL - OPERATING..............           149.0        119.4        25%

EBITDA - EMERGING BUSINESSES
Citysearch and related.................            (9.9)       (12.4)
ECS / Styleclick.......................            (7.8)       (16.7)
HSN - International and other (d)......            (7.7)         4.1
                                               --------       ------
    SUB-TOTAL - EMERGING...............           (25.4)       (25.1)
Non-recurring items (b)................            (3.1)        (3.2)
Foreign exchange conversion (a)........            (0.2)        (1.5)
Disengaged HSN homes (c)...............              --          0.9
                                               --------       ------
    TOTAL..............................          $120.3        $90.5        33%
                                               ========       ======       ====



o Includes pro forma results for Expedia, the acquisition of which is expected to close in February 2002. Does not include results for USA Entertainment, the contribution of which to a joint venture with Vivendi Universal is expected to close by Q2 2002. Excludes results from USA Broadcasting, the sale of which to Univision was completed in August 2001.
o EBITDA is defined as operating income plus (1) depreciation and amortization, (2) amortization of cable distribution fees ($14.6 million & $11.0 million, respectively), (3) amortization of non-cash distribution, marketing, and compensation expense, and (4) disengagement related payments to cable operators and marketing expenses ($4.1 million) related to the transfer of HSN's distribution to cable (which has been accomplished).
(a) In order to present comparable results for HSN Germany, the results have been translated from Euros to U.S. dollars at a constant exchange rate.
(b) Represents non-recurring costs related to restructuring operations at HSN, HSN International and PRC, including costs for employee terminations.
(c) Reflects estimated results generated by homes lost by HSN following the sale of USA Broadcasting to Univision.
(d) HSN - International and other includes primarily Home Shopping Espanol and HSN Germany. USA was premature in its inclusion previously of HSN Germany as an Operating Business. Although we believe that HSN Germany will be profitable this year (and exceed its performance from last year), it continues to experience significant growing pains and is not close to operating at a stable, consistent basis (although there could be future variations in results). We, therefore, intend to include HSN Germany as part of HSN International and other for the foreseeable future, and we do not intend to move it back to an Operating Business based on any short-term improvement in results. For the fourth quarter, HSN Germany's sales and EBITDA were $75.2 million and $1.7 million, respectively, as compared to $74.0 million and $9.0 million, respectively, in the year ago period. We believe this change will result in a better understanding of the results of our Operating Businesses taken as a whole.

                                   -- More --


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                                                                          3 of 9
CASH NET INCOME AND EARNINGS PER SHARE


                                                              PRO FORMA FOR VIVENDI                 CURRENT STRUCTURE (b)
                                                        AND EXPEDIA TRANSACTIONS (A) (C)        ACTUAL           PRO FORMA
                                                        --------------------------------        ------           ---------
                                                          Q4 01               Q4 00              Q4 01           Q4 00 (D)
                                                          -----               -----              -----           ---------

Cash net income per share - diluted..................      0.10                0.09              0.04              0.13
Basic loss per share.................................     (0.06)              (0.16)            (0.13)            (0.09)



(a) Excluding one-time income / (expense) of ($17.6 million), pre-tax in Q4 '01, and ($184.4 million), pre-tax, in Q4 '00, including the write-down of Styleclick goodwill in Q4 '00 of ($145.6 million), pre-tax.
(b) Excluding one-time income / (expense) of ($25.7 million), pre-tax in Q4 '01, including $8.1 million related to the Entertainment operations, and ($184.4 million), pre-tax, in Q4 '00, including the write-down of Styleclick goodwill in Q4 '00 of ($145.6 million), pre-tax.
(c) Presented based upon net income available to common shareholders, giving effect to the preferred dividend related to the Expedia transaction.
(d) Amounts based on net income before loss from discontinued operations in Q4 '00 of $18.0 million.


Cash net income ("CNI") is defined as net income plus (1) amortization of non-cash distribution, marketing, and compensation expense (2) amortization of goodwill and intangibles and (3) minority interest related to Holdco, minus the 1.4% PIK dividend on the $1.75 billion preferred security ($24.5 million, pre-tax). Shares outstanding to compute CNI EPS is defined as actual shares outstanding plus 33.2 million shares of Holdco that are exchangeable into USA common stock minus 56.6 million shares of common stock held by Vivendi, as the Company believes these shares should be viewed as treasury, although the amount of shares treated as treasury will be lower at stock prices greater than $40.82, as discussed in USA's 8-K filing with the SEC dated December 17, 2001. Related to Holdco, the Company intends to issue common stock for all remaining exchangeable shares upon completion of the Vivendi transaction. CNI EPS amounts are shown on a diluted basis, including the impact of dilutive securities.

ADOPTION OF NEW ACCOUNTING RULES FOR GOODWILL

Effective January 1, 2002, all calendar year companies will be required to adopt FAS 142, the new accounting rules for goodwill. The new rules eliminate amortization of goodwill and other intangible assets with indefinite lives and establish new measurement criterion for these assets. Although it has not completed its assessment, the Company anticipates a write-off of $325 million to $425 million primarily related to the Citysearch and Precision Response (PRC) businesses. Although Citysearch and PRC are expected to generate positive cash flows in the future, due to cash flow discounting techniques required by the new rules, the future cash flows do not support current carrying values. The expected range for the Citysearch write-off is $75 million to $125 million and for PRC $250 million to $300 million. The rules are expected to reduce USA's annual amortization expense by approximately $230 million.

                                   -- More --


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                                                                          4 of 9

ELECTRONIC RETAILING HIGHLIGHTS

HSN's EBITDA increased by 3% to $75.7 million on 9% higher revenue of $495.3 million in the United States.

o In a challenging environment, HSN continues to grow faster than virtually every major traditional retailer. In fact, HSN had one of its best quarters ever in terms of new business, adding approximately 735,000 new customers during Q4.
o As compared to Q4 2000, EBITDA grew slower than revenue due to the build out its new California fulfillment facility to reduce shipping times to west coast customers, investments in alternative distribution channels, and continuing technology investments in HSN.com as the business scales.
o HSN.com, which now represents approximately 10% of HSN's U.S. sales, grew revenue by 125% in Q4, generating more sales than in all of 2000. Its affiliate program, which began in August, now includes more than 3,000 affiliates.
o Off-air sales (including continuity, upsells, waitlist, and SHOP THE SOAPS), which require little or no HSN TV airtime, generated more than $100 million in sales during 2001, and are expected to grow by more than 25% in 2002.
o In partnership with Carnival Cruise Lines and celebrity host Suzanne Somers, HSN's GODDESS CRUISE event generated 1,100 cabin bookings in 36 hours, becoming the fastest selling cruise in Carnival's history. And during the cruise, travelers placed more than 2,000 orders with HSN.
o HSN recently announced deals with star personalities. Christopher Lowell, noted home authority and Emmy-winning host of the Discovery Channel's THE CHRISTOPHER LOWELL SHOW, will debut an exclusive line of home makeover items; Christine Alt, celebrity plus-size fashion model, will introduce an exclusive new collection of clothing for women of all sizes; and Michael Corbett, host of the syndicated television programs EXTRA! And EXTRA!'S MANSIONS AND MILLIONAIRES, is launching a new line of indoor and outdoor home essentials.
o HSN has also expanded its exclusive product line offerings in conjunction with Betty Crocker, Serta, Coleman, Hewlett Packard, Panasonic, Major League Baseball, Hoover, RCA, and Cosmopolitan, which will launch an exclusive line of personal care products featuring guest appearances by the magazine's beauty editors.

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                                                                         5 of 9

ELECTRONIC RETAILING HIGHLIGHTS (CONTINUED)


                                                                    Q4 01      Q4 00          GROWTH
                                                                    -----      -----          ------

Units shipped (IN MILLIONS)..........................               11.4        10.0            14%
     Gross profit % *................................               33.9%      33.6%
     Return rate.....................................               17.9%      18.8%
     Average price point.............................              $47.36     $51.59
Product mix:
         Homegoods...................................                 53%        54%
         Jewelry.....................................                 25%        24%
         Health / Beauty.............................                 10%        10%
         Apparel / Accessories.......................                 12%        12%
     * Gross margin increase is due to the inclusion of a small catalogue operation in Q4 2001. Without the catalogue business, HSN's gross margins would have been 33.2%.

HSN cable / DBS homes (IN MILLIONS @ 12/31)..........               73.4       65.9             11%
HSN total homes (IN MILLIONS @ 12/31)................               83.0       77.1              8%
HSN total homes pro forma disengagement (IN MILLIONS)               72.6



HSN - INTERNATIONAL AND OTHER

o HSN - International and other includes primarily Home Shopping Espanol and HSN Germany.
o System integration and operational challenges continued to adversely impact revenue and EBITDA growth at HSN Germany, which generated
     $1.7 million in EBITDA during Q4, down from $9 million in the year-ago period.
o During 2001, HSN expanded its global leadership, launching new services in the United Kingdom, Belgium, the Netherlands, and Mexico.


                                                                     TV HOUSEHOLDS                 AVG. LIVE HRS.
                                                            ---------------------------------
                                                                 12/01         12/00   GROWTH       DAILY 12/01      STAKE
                                                                 -----         -----   ------       -----------      -----
                                                                   (IN MILLIONS @ 12/31)
Consolidated Services:

     HSE - Germany (includes Austria / Switzerland)........        29.7        29.3        0.4     16 hours            42%
     Home Shopping Espanol (U.S. / Puerto Rico)............         5.8         5.1        0.7     18 hours           100%
     Home Shopping Espanol (Mexico)........................         2.4          --        2.4      4 hours           100%

Unconsolidated Services:
     TVSN (China) -- HH airing at least 14 hours per week..        28.9        18.9       10.0     10 hours            21%
     Shop Channel (Japan) .................................        11.6         9.2        2.4     16 hours            30%
     HSE - Italy...........................................         9.4         6.0        3.4     11 hours            41%
     HSE - Netherlands (includes Belgium)..................         3.5          --        3.5      8 hours            47%
     HSE - France (includes Belgium / Luxembourg)..........         3.5         1.4        2.1      5 hours            47%
     HSE - U.K.............................................         5.8          --        5.8     12 hours            47%


                                   -- More --


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                                                                         6 of 9

INFORMATION & SERVICES HIGHLIGHTS

TICKETMASTER increased ticketing revenue by 7% to $131.8 million as EBITDA declined by 12%, primarily due to reduced profitability in selected international operations; declines in software sales which are more sensitive to economic conditions; and the inclusion of Reserve America, which was profitable on an EBITDA basis for the year, but due to seasonality loses money in the fourth quarter.

o Ticketmaster launched TICKETFAST -TM-, for print-at-home ticketing, and Ticketmaster Marketplace -TM-, a ticket exchange service for buying, selling and forwarding tickets.
o Online ticket sales accounted for 33.9% of total tickets sold by Ticketmaster, compared to 27.9% in Q4 '00.
o MATCH.COM increased the number of paying subscribers to 382,150, a 144% increase from one year ago, and a 51% increase over Q3. Match.com earned $7.6 million in EBITDA in Q4.
o CITYSEARCH was named the Best Cityguide 2002 by Yahoo! Internet Life and was ranked among the Top 100 Websites by PC Magazine.



                                                                  Q4 01       Q4 00       GROWTH
                                                                  -----       -----       ------

Number of tickets sold (IN MILLIONS)............                   20.3        18.7         8.6%
Gross value of tickets sold (IN MILLIONS).......                 $870.3      $781.8        11.3%
Revenue per ticket..............................                  $6.00       $5.87         2.2%
Share of tickets sold online....................                   33.9%      27.9%
Top-selling events in Q4 '01....................                NUTCRACKER, RINGLING BROTHERS, RADIO CITY
                                                                CHRISTMAS SPECTACULAR, DISNEY ON ICE and WWF.



EXPEDIA (transaction pending) increased EBITDA to $22.2 million, on 84% higher revenue of $81.8 million.

o Expedia led all online travel agencies for the first time with $704 million in gross bookings in Q4.
o    Expedia was named Best Overall Travel Site by Yahoo! Internet Life.
o Expedia announced the acquisition of Classic Custom Vacations, the biggest high-end vacation packager to Hawaii.
o Expedia introduced visa and passport service for travelers and opened the "Travel Right" Cafe in LAX.



                                                       Q4 01       Q4 00      GROWTH
                                                       -----       -----      ------
Gross bookings (IN 000S)........................         $704        $475       48%
Total transactions (IN 000S)....................        2,229       1,318       69%
Average Media Metrix reach (IN 000S)............        9,238       5,417       70%
Expedia.com conversion..........................          5.2%        6.0%
New purchasing customers (IN 000S)..............          870         504       73%
Unique purchasing customers (IN 000S)...........        1,383         790       75%
Cumulative purchasing customers (IN 000S).......        6,294       2,932      115%


SEE IMPORTANT FOOTNOTES AT END OF THIS RELEASE.

                                   -- More --


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                                                                        7 of 9

INFORMATION & SERVICES HIGHLIGHTS (CONTINUED)

HOTEL RESERVATIONS NETWORK increased EBITDA by 30% to $22.9 million on 42% higher revenue of $141.7 million.

o HRN added a record number of hotel properties, 667, to total over 4,500 properties.
o HRN completed the acquisition of AceNet, a leading hotel consolidator in Atlantic City.
o    HRN now has over 23,800 mostly-exclusive affiliates under contract.



                                                   Q4 01       Q4 00     GROWTH
                                                   -----       -----     ------
Hotel room nights sold.......................   1,187,000     699,900       70%
Affiliates (including TravelNow).............      23,808      16,200       47%
Properties...................................       4,567       2,600       76%
Cities served (AS OF 12/31)..................         178          97       84%



PRECISION RESPONSE decreased EBITDA by 44% to $6.2 million on 3% lower revenue of $69.8 million.

o PRC's business continued to be adversely affected by an economy-related slowdown in the outsourcing of customer care programs, particularly in the telecom and financial services industries. In addressing this, the Company engaged in cost reduction initiatives during Q4 to better position itself for 2002.
o PRC signed consumer service deals with Schwan's and Household Credit, both of which will commence in 2002.

ENTERTAINMENT HIGHLIGHTS

USA NETWORK decreased EBITDA by 20% to $84.9 million on 7% lower revenue of $184.7 million.

o USA finished the year tied for second place among all basic cable networks in primetime with a 1.7 rating.
o    USA averaged a 1.5 primetime rating in Q4 '01.
o    The PRIMETIME MOVIE increased delivery of Adults 18-34 by 18%.
o PRANCER RETURNS earned a 3.0 rating as USA's highest rated Original Movie in Q4 '01.

SCI FI decreased EBITDA by 13% to $26.1 million on 8% lower revenue of $71.4 million.
o SCI FI averaged a 0.7 rating in primetime and its average household delivery decreased by 8% to 524,000. Excluding the effects in Q4 `00 of SCI FI's hit mini-series DUNE, SCI FI's average household delivery decreased by 2%.
o SCI FI continues to have the highest concentration of adult viewers 25-54 of any network on TV, while ranking in the top 10 among basic cable networks in its delivery of Adults, Women and Men 25-54 and Adults and Men 18-49.

STUDIOS USA, net, increased EBITDA by 3% to $15.8 million on 30% lower revenue of $100.9 million.

o LAW & ORDER is generating the highest ratings in its 12-year history, averaging 18.9 million viewers weekly on NBC this season, ranking as the fifth highest rated television series.
o LAW & ORDER: CRIMINAL INTENT, airing on NBC, was the most watched new primetime series in the November sweeps.
o LAW & ORDER: SPECIAL VICTIMS UNIT, airing on NBC, is the most watched show in Friday primetime.
o THE DISTRICT, airing on CBS, continues as the most watched show in Saturday primetime.
o MAURY is the #2 talk show among Women 18-49, averaging a 2.3 rating in this demographic during the sweeps.
o CROSSING OVER WITH JOHN EDWARD is this season's highest rated new daily first-run syndicated series.

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                                                                        8 of 9

ENTERTAINMENT HIGHLIGHTS (CONTINUED)


CABLE AND STUDIOS:                                        Q4 01      Q4 00     GROWTH
                                                          -----      -----     ------

     Revenue ($ IN MILLIONS):

         USA Network.................................     $184.7     $199.4      (7%)
         SCI FI......................................       71.4       77.8      (8%)
         Studios, net................................      100.9      145.0     (30%)
                                                          ------     ------     -----
               Total.................................     $357.0     $422.2     (15%)
                                                          ======     ======     =====
     EBITDA ($ IN MILLIONS):
         USA Network.................................      $84.9     $105.6     (20%)
         SCI FI......................................       26.1       30.2     (13%)
         Studios, net................................       15.8       15.3       3%
                                                          ------     ------     -----
               Total.................................     $126.8     $151.1     (16%)
                                                          ======     ======     =====
     Households (IN MILLIONS @ 12/31):

         USA Network.................................       85.2       79.9        7%
         SCI FI......................................       76.4       66.7       15%
Advertising and other revenue / affiliate revenue:

         USA Network mix.............................      48:52      57:43
         SCI FI mix..................................      59:41      67:33


USA FILMS

USA Films' theatrical releases in Q4 were THE MAN WHO WASN'T THERE and GOSFORD PARK. THE MAN WHO WASN'T THERE was nominated for three GOLDEN GLOBES, including Best Picture (Drama) and Best Actor (Drama). GOSFORD PARK was nominated for five GOLDEN GLOBES, including Best Picture (Comedy or Musical), and was awarded Best Director. USA Home Entertainment's release ULTIMATE JORDAN is its best selling sports DVD to date, shipping over 200,000 units.

SHARES OUTSTANDING, MARKET CAPITALIZATION, NET DEBT

As of January 23, 2002, USA has outstanding 764.7 million shares, including exchangeable securities and treasury method options, with an aggregate market capitalization of $19.9 billion. Pro forma for the Expedia and Vivendi transactions, USA has outstanding 414.3 million shares, including exchangeable securities and treasury method options, with an aggregate market capitalization of $10.8 billion. Pro forma shares outstanding excludes Vivendi's remaining 56.6 million shares, as the Company believes these shares should be viewed as treasury, although the amount of shares treated as treasury will be lower at stock prices greater than $40.82, as discussed in USA's 8-K filing with the SEC dated December 17, 2001.

USA has no net debt and $550 million in consolidated net cash, including that of its public subsidiaries and an advance receivable to Universal. This excludes the final cash payment on the sale of USA Broadcasting of $214 million, net of tax, and $1.6 billion related to the pending Vivendi transaction and Expedia's cash balance of $250 million.

                                   -- More --

                                                                       9 of 9

ANALYST CONFERENCE CALL

USA Networks, Inc. will audiocast its conference call with analysts and investors discussing the company's fourth quarter financial results on Tuesday, January 29, 2002, at 11:00 a.m. Eastern Time (ET). The live audiocast is open to the public, and a replay will be available approximately one hour after its completion, at WWW.USANETWORKS.COM/INVESTOR.RELATIONS.

IMPORTANT DISCLOSURES / LEGEND AND FORWARD LOOKING STATEMENTS / FOOTNOTES

USA and Expedia have filed a joint prospectus/proxy statement and will file other relevant documents concerning USA's acquisition of Expedia with the Securities and Exchange Commission ("SEC"). INVESTORS ARE URGED TO READ THE JOINT PROSPECTUS/PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED IN THE FUTURE WITH THE SEC BECAUSE THOSE DOCUMENTS CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain such documents free of charge at the SEC's website at www.sec.gov. In addition, such documents may also be obtained free of charge by contacting USA Networks, Inc., 152 West 57th Street, New York, New York, 10019, Attention: Investor Relations, or Expedia, Inc., 13810 SE Eastgate Way, Suite 400, Bellevue, WA 98005, Attention: Investor Relations.

USA has filed a preliminary proxy statement and will file other relevant documents concerning USA's contribution of its Entertainment Group to a joint venture with Vivendi Universal and certain related transactions with the Securities and Exchange Commission ("SEC"). INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED IN THE FUTURE WITH THE SEC BECAUSE THOSE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain such documents free of charge at the SEC's website at www.sec.gov. In addition, such documents may also be obtained free of charge by contacting USA Networks, Inc., 152 West 57th Street, New York, NY, 10019, Attn: Investor Relations.

INVESTORS SHOULD READ THE PROXY STATEMENT CAREFULLY WHEN AVAILABE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION CONCERNING THE PROPOSED TRANSACTIONS.

USA and its directors and officers may be deemed to be participants in the solicitation of proxies from USA shareholders to adopt the agreement providing for USA's contribution of its Entertainment Group to a joint venture with Vivendi Universal and the other related transactions described therein. A detailed list of the names and interests of USA's directors and executive officers is contained in the definitive proxy statement on Schedule 14A filed by SUA with the SEC on April 9, 2001. Copies of USA filings may be obtained free of charge at the SEC's website at www.sec.gov.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are necessarily estimates reflecting the best judgment of the senior management of USA and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth herein and in the documents USA files with the Securities and Exchange Commission. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include, without limitation: material adverse changes in economic conditions generally or in the markets served by USA, material changes in inflation, future regulatory and legislative actions affecting USA's operating areas, competition from others, product demand and market acceptance, the ability to protect proprietary information and technology or to obtain necessary licenses on commercially reasonable terms, the ability to expand into and successfully operate in foreign markets, and obtaining and retaining skilled workers and key executives. The words "estimate," "project," "intend," "expect," "believe" and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. USA does not undertake any obligation to update or revise these forward-looking statements, whether as a result of new information, future events or any other reason.

The financial, statistical and other information contained in this press release and its attachments is unaudited. USA Network and SCI FI ratings and household delivery data per NMR Galaxy Explorer for NHI defined periods versus comparable periods. Subscriber counts based on Nielsen People Meter Installed Sample, December `01 vs. `00. All ratings within each network's coverage area. Studios' syndicated program ratings per NSS (GAA % where applicable), and broadcast network data per NTI for comparable time periods. Subject to qualifications. Operating metrics in this press release are pro forma for pending Expedia transaction. For operating metrics relating to Expedia, gross bookings represent the total value of travel booked through the Expedia, VacationSpot, and WWTE sites. Transactions represents the number of reservations and purchases transacted through the Expedia and WWTE sites. Average monthly Media Metrix reach represents the unduplicated reach for the Expedia and VacationSpot sites. Conversion represents the monthly average Expedia.com unique monthly purchasers divided by the monthly average Media Metrix reach for the Expedia.com site. Expedia new purchasing customers represents the number of new customers transacting through the Expedia sites in a quarter. Expedia cumulative purchasing customers represents the cumulative number of customers that have ever transacted through the Expedia sites as of the end of a quarter. Expedia quarterly unique purchasing customers represents the number of unique customers transacting through the Expedia sites over the course of a quarter.

ABOUT USA NETWORKS, INC.

USA Networks, Inc. (Nasdaq: USAI), to be renamed USA Interactive upon close of its pending transaction with Vivendi Universal, is organized into two groups, the Interactive Group and the Entertainment Group. The Interactive Group consists of Home Shopping Network (including HSN International and HSN Interactive); Ticketmaster (Nasdaq: TMCS), which operates CitySearch and Match.com; Hotel Reservations Network (Nasdaq: ROOM); Electronic Commerce Solutions; Styleclick; Precision Response Corporation; and Expedia, Inc. (Nasdaq: EXPE) upon the close of USA's previously announced transaction. The Entertainment Group consists of USA Cable, including USA Network, SCI FI Channel, TRIO, Newsworld International, and Crime; Studios USA, which produces and distributes television programming; and USA Films, which produces and distributes films. On December 17, 2001, USA and Vivendi Universal announced a transaction in which the assets of the Entertainment Group would be contributed to Vivendi Universal Entertainment, a new joint venture.

CONTACTS:          USA COMMUNICATIONS:        USA INVESTOR RELATIONS:
                   Ron Sato                   Roger Clark / Lauren Rosenfield
                   212-314-7254               212-314-7400

                        USA INTERACTIVE AND SUBSIDIARIES
           PRO FORMA FOR THE PENDING EXPEDIA AND VIVENDI TRANSACTIONS
                     UNAUDITED BUSINESS SEGMENT INFORMATION
                                ($ IN THOUSANDS)

                                                 THREE MONTHS ENDED DECEMBER 31,

                                                    PRO FORMA     PRO FORMA
                                                    ----------    ----------
                                                       2001          2000
                                                    ----------    ----------
REVENUES - OPERATING BUSINESSES
   Electronic retailing - U.S.                      $  495,275    $  455,840
   Ticketing                                           131,776       122,656
   Hotel reservations                                  141,668       100,014
   Online travel (transaction pending)                  81,762        44,419
   Teleservices                                         69,752        72,097
   Personals                                            17,561         7,173
                                                    ----------    ----------
     SUB-TOTAL                                         937,794       802,199

REVENUES - EMERGING BUSINESSES
   Citysearch and related                               10,256        14,062
   Electronic Commerce Solutions/Styleclick             12,448        13,413
   HSN - all consolidated international and other       82,192        83,407
                                                    ----------    ----------
     SUB-TOTAL                                         104,896       110,882
                                                    ----------    ----------
   Euro's exchange rate fluctuation (a)                (10,242)      (11,814)
   Disengaged HSN homes (b)                                 --         6,229
   Intersegment Elimination                             (2,180)           --
                                                    ----------    ----------
     TOTAL                                          $1,030,268    $  907,496
                                                    ========================

EBITDA - OPERATING BUSINESSES (c)
   Electronic retailing - U.S.                      $   75,667    $   73,758
   Ticketing                                            21,473        24,419
   Hotel reservations                                   22,858        17,637
   Online Travel (transaction pending)                  22,205        (2,872)
   Teleservices                                          6,221        11,048
   Personals                                             7,604         1,379
   Corporate and other                                  (7,027)       (5,988)
                                                    ----------    ----------
     SUB-TOTAL                                         149,001       119,381

EBITDA - EMERGING BUSINESSES (c)
   Citysearch                                           (9,853)      (12,426)
   Electronic Commerce Solutions/Styleclick             (7,803)      (16,752)
   HSN - all consolidated international and other       (7,745)        4,051
                                                    ----------    ----------
     SUB-TOTAL                                         (25,401)      (25,127)
                                                    ----------    ----------
   Restructuring charge and one-time items (d)          (3,075)       (3,187)
   Euro's exchange rate fluctuation (a)                   (218)       (1,454)
   Disengaged HSN homes (b)                                 --           856
                                                    ----------    ----------
     TOTAL                                          $  120,307    $   90,469
                                                    ========================

(a) In order to present comparable results for HSN Germany, the results have been translated from Euros to U.S. dollars at a constant exchange rate.
(b) Reflects estimated results generated by homes lost by HSN following disengagement of USA Broadcasting to Univision.
(c) EBITDA is defined as operating income plus, (1) depreciation and amortization, (2) amortization of cable distribution fees of $14,591 and $10,987, respectively, (3) amortization of non-cash distribution and marketing expense and non-cash compensation expense and (4) disengagement expense of $4.1 million in Q4 '01.
(d) Represents non-recurring costs related to restructuring operations and employee terminations.

                        USA INTERACTIVE AND SUBSIDIARIES
           PRO FORMA FOR THE PENDING EXPEDIA AND VIVENDI TRANSACTIONS
                     UNAUDITED BUSINESS SEGMENT INFORMATION
                               ($ IN THOUSANDS)

                                                TWELVE MONTHS ENDED DECEMBER 31,

                                                     ACTUAL     PRO FORMA (a)
                                                  -----------   -------------
                                                      2001           2000
                                                  -----------   -------------
REVENUES - OPERATING BUSINESSES
   Electronic retailing - U.S.                    $ 1,658,904    $ 1,527,042
   Ticketing                                          579,679        518,565
   Hotel reservations                                 536,497        327,977
   Online Travel (transaction pending)                296,936        156,656
   Teleservices                                       298,678        282,120
   Personals                                           49,249         29,122
                                                  -----------    -----------
     SUB-TOTAL                                      3,419,943      2,841,482

REVENUES - EMERGING BUSINESSES
   Citysearch                                          46,107         50,889
   Electronic Commerce Solutions/Styleclick            34,230         48,492
   HSN - all consolidated international and
   other                                              319,424        280,985
                                                  --------------------------
     SUB-TOTAL                                        399,761        380,366
                                                  --------------------------
   Euro's exchange rate fluctuation (b)               (46,855)       (35,271)
   Disengaged HSN homes (c)                                --          6,229
   Intersegment Elimination                            (7,053)            --
                                                  --------------------------
     TOTAL                                        $ 3,765,796    $ 3,192,806
                                                  ==========================

EBITDA - OPERATING BUSINESSES (d)
   Electronic retailing - U.S.                    $   231,507    $   229,582
   Ticketing                                          106,248        100,025
   Hotel reservations                                  81,449         52,641
   Online Travel (transaction pending)                 60,864        (38,770)
   Teleservices                                        34,299         44,626
   Personals                                           16,512          6,241
   Corporate and other                                (31,203)       (29,879)
                                                  --------------------------
     SUB-TOTAL                                        499,676        364,466

EBITDA - EMERGING BUSINESSES (d)
   Citysearch                                         (43,441)       (63,879)
   Electronic Commerce Solutions/Styleclick           (53,591)       (71,193)
   HSN - all consolidated international and
   other                                              (22,555)        14,679
                                                  --------------------------
     SUB-TOTAL                                       (119,587)      (120,393)
                                                  --------------------------
   Restructuring charge and one-time items (e)        (20,098)        (4,685)
   Euro's exchange rate fluctuation (b)                (1,200)        (3,939)
   Disengaged HSN homes (c)                                --            856
                                                  --------------------------
     TOTAL                                        $   358,791    $   236,305
                                                  ==========================

(a) Presented as if the acquisitions of Precision Response and Styleclick had occurred at the beginning of the period presented.
(b) In order to present comparable results for HSN Germany, the results have been translated from Euros to U.S. dollars at a constant exchange rate.
(c) Reflects estimated results generated by homes lost by HSN following disengagement of USA Broadcasting to Univision.
(d) EBITDA is defined as operating income plus, (1) depreciation and amortization, (2) amortization of cable distribution fees of $43,975 and $36,322, respectively, (3) amortization of non-cash distribution and marketing expense and non-cash compensation expense and (4) disengagement expense of $4.1 million in Q4 '01.
(e) Represents non-recurring costs related to restructuring operations and employee terminations and benefits.

                        USA INTERACTIVE AND SUBSIDIARIES
           PRO FORMA FOR THE PENDING EXPEDIA AND VIVENDI TRANSACTIONS
            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    ($ IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                   THREE MONTHS ENDED DECEMBER 31,

                                                                      PRO FORMA      PRO FORMA
                                                                     -----------    -----------
                                                                         2001           2000
                                                                     -----------    -----------
Revenues, net                                                        $ 1,030,268    $   907,496

Operating costs and expenses:
   Costs related to revenues                                             667,944        602,673
   Other costs and expenses                                              242,017        214,354
   Disengagement costs (a)                                                 4,052             --
   Amortization of non cash distribution and marketing expense (b)         6,518          7,099
   Amortization of non cash compensation expense (c)                       4,793         12,497
   Amortization of cable distribution fees                                14,591         10,987
   Depreciation and amortization                                         119,502        306,498
                                                                     -----------    -----------
    Total operating costs and expenses                                 1,059,417      1,154,108
                                                                     -----------    -----------
    Operating income                                                     (29,149)      (246,612)

Interest expense, net                                                     (4,017)         1,418
Other, net                                                                 8,940         19,149
                                                                     -----------    -----------
    Earnings before income taxes and minority interest                   (24,226)      (226,045)

Income tax expense                                                       (18,671)       (20,564)
Minority interest                                                         12,663         82,572
                                                                     -----------    -----------

Loss before preferred dividend                                       $   (30,234)   $  (164,037)

Preferred dividend (d)                                                    (3,265)        (3,265)
                                                                     -----------    -----------
Net loss available to common shareholders                            $   (33,499)   $  (167,302)
                                                                     ===========    ===========

Net loss available to common shareholders ex.
one time charges (e)                                                 $   (25,145)   $   (63,627)
                                                                     ===========    ===========

Cash net income available to common
shareholders, excluding one-time charges                             $    40,514    $    37,644
                                                                     ===========    ===========

Weighted average basic shares                                            412,753        403,878
                                                                     ===========    ===========
Weighted average CNI shares                                              410,485        401,400
                                                                     ===========    ===========

EPS AVAILABLE TO COMMON SHAREHOLDERS
Basic and diluted loss per share                                     $      (.08)   $      (.41)
                                                                     ===========    ===========
Basic loss per share, excluding one-time charges                     $      (.06)   $      (.16)
                                                                     ===========    ===========
Cash net income per share, excluding
  one-time charges                                                   $       .10    $       .09
                                                                     ===========    ===========

EBITDA (F)                                                           $   120,307    $    90,469
                                                                     ===========    ===========

(a) Represents costs incurred related to the disengagement of HSN from the USA Broadcasting stations. Amounts primarily relate to payments to cable operators and related marketing expenses in the disengaged markets.
(b) Amortization of warrants and stock issued in exchange for distribution and marketing services.
(c) Expense relates to the Company's bonus stock purchase program, restricted stock awards and certain stock option grants. (d) In relation to the pending Expedia transaction, the Company will issue preferred stock with a dividend of 1.99%, payable in cash or stock.
(e) Represents non-recurring costs related to restructuring operations at HSN, HSN International and PRC, including costs for employee terminations.
(f) EBITDA is defined as operating income plus, (1) depreciation and amortization, (2) amortization of cable distribution fees of $14,591 and $10,987, respectively, (3) amortization of non-cash distribution and marketing expense and non-cash compensation expense and (4) disengagement expense of $4.1 million in Q4 '01.

                        USA INTERACTIVE AND SUBSIDIARIES
           PRO FORMA FOR THE PENDING EXPEDIA AND VIVENDI TRANSACTIONS
            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     ($ IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                    TWELVE MONTHS ENDED DECEMBER 31,

                                                                    PRO FORMA (a)   PRO FORMA (a) (b)
                                                                    -------------   -----------------
                                                                        2001              2000
                                                                    -------------   -----------------
Revenues, net                                                        $ 3,765,796      $ 3,192,806

Operating costs and expenses:
   Costs related to revenues                                           2,424,580        2,117,995
   Other costs and expenses                                              982,425          838,506
   Disengagement costs (c)                                                 4,052               --
   Amortization of non cash distribution and marketing expense (d)        26,384           11,665
   Amortization of non cash compensation expense (e)                      24,204           76,941
   Amortization of cable distribution fees                                43,975           36,322
   Depreciation and amortization                                         493,959          648,408
                                                                     -----------      -----------
    Total operating costs and expenses                                 3,999,579        3,729,837
                                                                     -----------      -----------
    Operating income                                                    (233,783)        (537,031)

Interest expense, net                                                     (8,902)          (2,504)
Other, net                                                                92,664          174,145
                                                                     -----------      -----------
    Earnings before income taxes and minority interest                  (150,021)        (365,390)

Income tax expense                                                       (65,182)        (120,217)
Minority interest                                                         69,285          161,642

                                                                     -----------      -----------
Loss before preferred dividend                                       $  (145,918)     $  (323,965)

Preferred dividend (f)                                               $   (13,059)         (13,059)
                                                                     -----------      -----------

Net loss available to common shareholders                            $  (158,977)     $  (337,024)
                                                                     ===========      ===========

Net loss available to common shareholders ex.
one time charges (g)                                                 ($  131,556)     ($  275,337)
                                                                     ===========      ===========

Cash net income available to common
shareholders, excluding one-time charges                             $   137,939      $    51,581
                                                                     ===========      ===========

Weighted average basic shares                                            409,715          395,302
                                                                     ===========      ===========
Weighted average CNI shares                                              414,962          403,379
                                                                     ===========      ===========

EPS AVAILABLE TO COMMON SHAREHOLDERS
Basic and diluted loss per share                                     $      (.39)     $      (.85)
                                                                     -----------      -----------
Basic loss per share, excluding one-time charges                     $      (.32)     $      (.70)
                                                                     ===========      ===========
Cash net income per share, excluding
  one-time charges                                                   $       .33      $       .13
                                                                     ===========      ===========

EBITDA (h)                                                           $   358,791      $   236,305
                                                                     ===========      ===========

(a) Presented as if the merger of Ticketmaster and TMCS had occurred at the beginning of the period presented. The merger has no impact on revenues or EBITDA. Pro forma results reflect the impact of the merger on minority interest and income taxes.
(b) Presented as if the acquisitions of Precision Response and Styleclick had occurred at the beginning of the period presented.
(c) Represents costs incurred related to the disengagement of HSN from the USA Broadcasting stations. Amounts primarily relate to payments to cable operators and related marketing expenses in the disengaged markets.
(d) Amortization of warrants and stock issued in exchange for distribution and marketing services.
(e) Expense relates to the Company's bonus stock purchase program, restricted stock awards and certain stock option grants.
(f) In relation to the pending Expedia transaction, the Company will issue preferred stock with a dividend of 1.99%, payable in cash or stock.
(g) Represents non-recurring costs related to restructuring operations at HSN, HSN International and PRC, including costs for employee terminations.
(h) EBITDA is defined as operating income plus, (1) depreciation and amortization, (2) amortization of cable distribution fees of $43,975 and $36,322, respectively, (3) amortization of non-cash distribution and marketing expense and non-cash compensation expense and (4) disengagement expense of $4.1 million in Q4 '01.

                        USA INTERACTIVE AND SUBSIDIARIES
               EPS AND CASH NET INCOME RECONCILIATION INFORMATION
                                   UNAUDITED
                    ($ IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                             THREE MONTHS ENDED DECEMBER 31,

                                                                                 PRO FORMA      PRO FORMA
                                                                                 ---------      ---------
                                                                                    2001           2000
                                                                                 ---------      ---------
BASIC LOSS PER SHARE:
   Net loss before preferred dividend                                            $ (30,234)     $(164,037)
   Preferred Dividend                                                               (3,265)        (3,265)
                                                                                 ---------      ---------
     Net loss available to common shareholders                                   ($ 33,499)     ($167,302)

   Impact of unusual items, net of tax and minority interest (a)                     8,354        103,675
                                                                                 ---------      ---------
   BASIC LOSS, EXCLUDING UNUSUAL ITEMS (a)                                       $ (25,145)     $ (63,627)
                                                                                 =========      =========

   Weighted average basic shares                                                   412,753        403,878
                                                                                 =========      =========

   Basic loss per share before preferred dividend                                $    (.07)     $    (.41)
                                                                                 ---------      ---------
   Basic loss per share before preferred dividend, ex. one-time items            $    (.05)     $    (.15)
                                                                                 =========      =========

                                                                                 ---------      ---------
   Basic loss per share available to common shareholders                         $    (.08)     $    (.41)
                                                                                 =========      =========
   Basic loss per share available to common shareholders, ex. one-time items     $    (.06)     $    (.16)
                                                                                 =========      =========
=========================================================================================================

CASH NET INCOME:
   Net loss available to common shareholders                                     ($ 33,499)     ($167,302)
   Impact of non-cash items, net of tax and minority interest                       68,743        208,525
   1.4% PIK dividend (b)                                                            (3,721)        (3,721)
     Minority Interest                                                                (843)        (9,018)
                                                                                 ---------      ---------
   CASH NET INCOME                                                                  30,680         28,484

   Impact of unusual items, net of tax and minority interest (a)                     9,834          9,159
                                                                                 ---------      ---------
   CASH NET INCOME, EXCLUDING UNUSUAL ITEMS (a)                                  $  40,514      $  37,644
                                                                                 =========      =========

   Weighted average CNI shares                                                     410,485        401,400
                                                                                 =========      =========

   Cash net income per share                                                     $     .07      $     .07
                                                                                 =========      =========
   Cash net income per share, excluding unusual items (a)                        $     .10      $     .09
                                                                                 =========      =========
=========================================================================================================

RECONCILIATION OF BASIC AND CASH NET INCOME OUTSTANDING SHARES

      Basic weighted average shares                                                412,753        403,878
      Exchangeable Holdco shares                                                    33,217         33,217
      Treasury Method Stock Options                                                 21,126         20,916
      Vivendi shares treated as treasury (b)                                       (56,611)       (56,611)
                                                                                 ---------      ---------
                                                                                   410,485        401,400
                                                                                 =========      =========
=========================================================================================================

(a)   Excludes one time charges and non-operating gains.
(b) Cash net income shares exclude Vivendi's remaining 56.6 million shares, as the Company believes these shares should be viewed as treasury, although the amount of treasury shares will be lower at stock prices greater than $40.82, as discussed in the Company's 8-K filing with the SEC dated December 17, 2001. The 1.4% PIK dividend on the preferred security that relates to these shares has been deducted from net income.

================================================================================

                        USA INTERACTIVE AND SUBSIDIARIES
               EPS AND CASH NET INCOME RECONCILIATION INFORMATION
                                    UNAUDITED
                     ($ IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                             TWELVE MONTHS ENDED DECEMBER 31,

                                                                                 PRO FORMA      PRO FORMA
                                                                                 ---------      ---------
                                                                                   2001           2000
                                                                                 ---------      ---------
BASIC LOSS PER SHARE:
   Net loss before preferred dividend                                            $(145,918)     $(323,965)
   Preferred Dividend                                                              (13,059)       (13,059)
                                                                                 ---------      ---------
    Net loss available to common shareholders                                    ($158,977)     ($337,024)

   Impact of unusual items, net of tax and minority interest (a)                    27,421         61,687
                                                                                 ---------      ---------
   BASIC LOSS, EXCLUDING UNUSUAL ITEMS (a)                                       $(131,556)     $(275,337)
                                                                                 =========      =========

   Weighted average basic shares                                                   409,715        395,302
                                                                                 =========      =========

   Basic loss per share before preferred dividend                                $    (.36)     $    (.82)
                                                                                 ---------      ---------
   Basic loss per share before preferred dividend, ex. one-time items            $    (.29)     $    (.66)
                                                                                 =========      =========

                                                                                 ---------      ---------
   Basic loss per share available to common shareholders                         $    (.39)     $    (.85)
                                                                                 =========      =========
   Basic loss per share available to common shareholders, ex. one-time items     $    (.32)     $    (.70)
                                                                                 =========      =========
=========================================================================================================

CASH NET INCOME:

   Net loss available to common shareholders                                     ($158,977)     ($337,024)
   Impact of non-cash items, net of tax and minority interest                      286,925        441,402
   1.4% PIK dividend (b)                                                           (14,884)       (14,884)

    Minority Interest                                                               (4,937)        (2,171)
                                                                                 ---------      ---------
   CASH NET INCOME                                                                 108,127         87,323

   Impact of unusual items, net of tax and minority interest (a)                    29,812        (35,742)
                                                                                 ---------      ---------
   CASH NET INCOME, EXCLUDING UNUSUAL ITEMS (b)                                  $ 137,939      $  51,581
                                                                                 =========      =========

   Weighted average CNI shares                                                     414,962        403,379
                                                                                 =========      =========

   Cash net income per share                                                     $     .26      $     .22
                                                                                 =========      =========
   Cash net income per share, excluding unusual items (a)                        $     .33      $     .13
                                                                                 =========      =========
=========================================================================================================

RECONCILIATION OF BASIC AND CASH NET INCOME OUTSTANDING SHARES

     Basic weighted average shares                                                 409,715        395,302
     Exchangeable Holdco shares                                                     33,217         33,217
     Treasury Method Stock Options                                                  28,641         31,471
     Vivendi shares treated as treasury (b)                                        (56,611)       (56,611)
                                                                                 ---------      ---------
                                                                                   414,962        403,379
                                                                                 =========      =========
=========================================================================================================

(a)   Excludes one time charges and non-operating gains.
(b) Cash net income shares exclude Vivendi's remaining 56.6 million shares, as the Company believes these shares should be viewed as treasury, although the amount of treasury shares will be lower at stock prices greater than $40.82, as discussed in the Company's 8-K filing with the SEC dated December 17, 2001. The 1.4% PIK dividend on the preferred security that relates to these shares has been deducted from net income.

================================================================================

                       USA NETWORKS, INC. AND SUBSIDIARIES
              BUSINESS SEGMENT INFORMATION - CONTINUING OPERATIONS
                                    UNAUDITED
                               ($ IN THOUSANDS)

                                                                   THREE MONTHS ENDED DECEMBER 31,

                                                                       ACTUAL         ACTUAL
                                                                     -----------    -----------
                                                                        2001           2000
                                                                     -----------    -----------
REVENUES - OPERATING BUSINESSES
   Cable and studios                                                 $   357,053    $   422,133
   Electronic retailing - U.S.                                           495,275        455,840
   Ticketing                                                             131,776        122,656
   Hotel reservations                                                    141,668        100,014
   Teleservices                                                           69,752         72,097
   Personals                                                              17,561          7,173
                                                                     -----------    -----------
     SUB-TOTAL                                                         1,213,085      1,179,913

REVENUES - EMERGING BUSINESSES
   Citysearch and related                                                 10,256         14,062
   Electronic Commerce Solutions/Styleclick                               12,448         13,413
   HSN - all consolidated international and other                         82,192         83,407
   USA Films                                                              37,476         20,536
   Trio, NWI, Crime, other emerging media                                  5,961          7,470
                                                                     -----------    -----------
     SUB-TOTAL                                                           148,333        138,888
                                                                     -----------    -----------
   Euro's exchange rate fluctuation (a)                                  (10,242)       (11,814)

   Disengaged HSN homes (b)                                                   --          6,229
   Intersegment Elimination                                               (4,701)            --
                                                                     -----------    -----------
     TOTAL                                                           $ 1,346,475    $ 1,313,216
                                                                     ===========    ===========

EBITDA - OPERATING BUSINESSES (c)
   Cable and studios                                                 $   126,855    $   151,102
   Electronic retailing - U.S.                                            75,667         73,758
   Ticketing                                                              21,473         24,419
   Hotel reservations                                                     22,858         17,637
   Teleservices                                                            6,221         11,048
   Personals                                                               7,604          1,379
   Corporate and other                                                    (7,027)        (5,988)
                                                                     -----------    -----------
     SUB-TOTAL                                                           253,651        273,355

EBITDA - EMERGING BUSINESSES (c)
   Citysearch                                                             (9,853)       (12,426)
   Electronic Commerce Solutions/Styleclick                               (7,803)       (16,752)
   HSN - all consolidated international and other                         (7,745)         4,051
   USA Films                                                               1,930           (621)
   Trio, NWI, Crime, other emerging media                                 (4,359)        (2,518)
                                                                     -----------    -----------
     SUB-TOTAL                                                           (27,830)       (28,266)
                                                                     -----------    -----------
   Restructuring charge and one-time items (d)                            (6,249)        (3,187)
   Euro's exchange rate fluctuation (a)                                     (218)        (1,454)
   Disengaged HSN Homes (b)                                                   --            856
   Intersegment Elimination                                               (2,521)            --
                                                                     -----------    -----------
     TOTAL                                                           $   216,833    $   241,304
                                                                     ==========================

(a) In order to present comparable results for HSN Germany, the results have been translated from Euros to U.S. dollars at a constant exchange rate.
(b) Reflects estimated results generated by homes lost by HSN following disengagement of USA Broadcasting to Univision.
(c) EBITDA is defined as operating income plus, (1) depreciation and amortization, (2) amortization of cable distribution fees of $14,591 and $10,987, respectively, (3) amortization of non-cash distribution and marketing expense and non-cash compensation expense and (4) disengagement expense of $4.1 million in Q4 '01.
(d) Represents non-recurring costs related to restructuring operations and employee terminations.

                       USA NETWORKS, INC. AND SUBSIDIARIES
              BUSINESS SEGMENT INFORMATION - CONTINUING OPERATIONS
                                    UNAUDITED
                                ($ IN THOUSANDS)

                                                          TWELVE MONTHS ENDED DECEMBER 31,

                                                      ACTUAL       PRO FORMA (a)      ACTUAL
                                                    -----------    -------------    -----------
                                                       2001            2000            2000
                                                    -----------    -------------    -----------
REVENUES - OPERATING BUSINESSES
   Cable and studios                                $ 1,633,130    $   1,525,124    $ 1,525,124
   Electronic retailing - U.S.                        1,658,904        1,527,042      1,527,042
   Ticketing                                            579,679          518,565        518,565
   Hotel reservations                                   536,497          327,977        327,977
   Teleservices                                         298,678          282,120        212,471
   Personals                                             49,249           29,122         29,122
                                                    -----------    -------------    -----------
     SUB-TOTAL                                        4,756,137        4,209,950      4,140,301

REVENUES - EMERGING BUSINESSES
   Citysearch                                            46,107           50,889         50,889
   Electronic Commerce Solutions/Styleclick              34,230           48,492         46,603
   HSN - all consolidated international and other       319,424          280,985        280,985
   USA Films                                            167,038           86,084         86,084
   Trio, NWI, Crime, other emerging media                24,086           20,332         20,332
                                                    -----------    -------------    -----------
     SUB-TOTAL                                          590,885          486,782        484,893
                                                    -----------    -------------    -----------
   Euro's exchange rate fluctuation (b)                 (46,855)         (35,271)       (35,271)
   Disengaged HSN homes (c)                                  --            6,229          6,229
   Intersegment Elimination                             (15,360)              --             --
                                                    -----------    -------------    -----------
     TOTAL                                          $ 5,284,807    $   4,667,690    $ 4,596,152
                                                    ===========    =============    ===========

EBITDA - OPERATING BUSINESSES (d)
   Cable and studios                                $   616,761    $     547,684    $   547,684
   Electronic retailing - U.S.                          231,507          229,582        229,582
   Ticketing                                            106,248          100,025        100,025
   Hotel reservations                                    81,449           52,641         52,641
   Teleservices                                          34,299           44,626         35,165
   Personals                                             16,512            6,241          6,241
   Corporate and other                                  (31,203)         (29,879)       (29,736)
                                                    -----------    -------------    -----------
     SUB-TOTAL                                        1,055,573          950,920        941,602

EBITDA - EMERGING BUSINESSES (d)
   Citysearch                                           (43,441)         (63,879)       (63,879)
   Electronic Commerce Solutions/Styleclick             (53,591)         (71,193)       (60,227)
   HSN - all consolidated international and other       (22,555)          14,679         14,679
   USA Films                                              1,973           (6,592)        (6,592)
   Trio, NWI, Crime, other emerging media               (11,467)          (7,120)        (7,120)
                                                    -----------    -------------    -----------
     SUB-TOTAL                                         (129,081)        (134,105)      (123,139)
                                                    -----------    -------------    -----------
   Restructuring charge and one-time items (e)          (23,272)          (4,685)        (4,685)
   Euro's exchange rate fluctuation (b)                  (1,200)          (3,939)        (3,939)
   Disengaged HSN homes (c)                                  --              856            856
   Intersegment Elimination                              (8,307)              --             --
                                                    -----------    -------------    -----------
     TOTAL                                          $   893,713    $     809,047    $   810,695
                                                    ===========    =============    ===========

(a) Presented as if the acquisitions of Precision Response and Styleclick had occurred at the beginning of the period presented.
(b) In order to present comparable results for HSN Germany, the results have been translated from Euros to U.S. dollars at a constant exchange rate.
(c) Reflects estimated results generated by homes lost by HSN following disengagement of USA Broadcasting to Univision.
(d) EBITDA is defined as operating income plus, (1) depreciation and amortization, (2) amortization of cable distribution fees of $43,975 and $36,322, respectively, (3) amortization of non-cash distribution and marketing expense and non-cash compensation expense and (4) disengagement expense of $4.1 million in Q4 '01.
(e) Represents non-recurring costs related to restructuring operations and employee terminations and benefits.

                       USA NETWORKS, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                    UNAUDITED
                    ($ IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                             THREE MONTHS ENDED DECEMBER 31,

                                                                         ACTUAL        PRO FORMA (a)       ACTUAL
                                                                       -----------     -------------     -----------
                                                                          2001             2000             2000
                                                                       -----------     -------------     -----------
Revenues, net                                                          $ 1,346,475     $   1,313,216     $ 1,313,216

Operating costs and expenses:
    Costs related to revenues                                              831,335           801,302         801,302
    Other costs and expenses                                               298,307           270,610         270,610
    Disengagement costs  (b)                                                 4,052                --              --
    Amortization of non cash distribution and marketing expense (c)          6,518             7,099           7,099
    Amortization of non cash compensation expense (d)                        7,281             5,347           5,347
    Amortization of cable distribution fees                                 14,591            10,987          10,987
    Depreciation and amortization                                          138,275           323,672         323,672
                                                                       -----------     -------------     -----------
      Total operating costs and expenses                                 1,300,359         1,419,017       1,419,017
                                                                       -----------     -------------     -----------
      Operating income                                                      46,116          (105,801)       (105,801)

Interest expense, net                                                      (13,973)          (10,263)        (10,263)
Other, net                                                                 (26,440)          (18,063)        (18,063)
                                                                       -----------     -------------     -----------
      Earnings before income taxes and minority interest                     5,703          (134,127)       (134,127)

Income tax expense                                                         (37,686)          (26,346)        (26,346)
Minority interest                                                          (24,965)           82,933          98,176

                                                                       -----------     -------------     -----------

Net loss from continuing operations (e)                                $   (56,948)    $     (77,540)    $   (62,297)
                                                                       ===========     =============     ===========

Loss from continuing operations, excluding one-time
  charges and non-operating gains (f)                                     ($49,441)         ($32,901)       ($11,170)
                                                                       ===========     =============     ===========

Cash net income, excluding one-time charges
   and non-operating gains                                             $    33,440     $     100,112     $   111,776
                                                                       ===========     =============     ===========

Weighted average basic shares                                              377,139           368,264         368,264
                                                                       ===========     =============     ===========
Weighted average cash net income shares                                    760,866           751,781         751,781
                                                                       ===========     =============     ===========

EPS FROM CONTINUING OPERATIONS
Basic loss per share                                                   $      (.15)    $        (.21)    $      (.17)
                                                                       ===========     =============     ===========
Basic loss per share, excluding one-time charges
  and non-operating gains                                              $      (.13)    $        (.09)    $      (.03)
                                                                       ===========     =============     ===========
Cash net income per share, excluding
  one-time charges                                                     $       .04     $         .13     $       .15
                                                                       ===========     =============     ===========

EBITDA (g)                                                             $   216,833     $     241,304     $   241,304
                                                                       ===========     =============     ===========

(a) Presented as if the merger of Ticketmaster and TMCS had occurred at the beginning of the period presented. The merger has no impact on revenues or EBITDA. Pro forma results reflect the impact of the merger on minority interest and income taxes.
(b) Represents costs incurred related to the disengagement of HSN from the USA Broadcasting stations. Amounts primarily relate to payments to cable operators and related marketing expenses in the disengaged markets.
(c) Amortization of warrants and stock issued in exchange for distribution and marketing services.
(d) Expense relates to the Company's bonus stock purchase program, restricted stock awards and certain stock option grants.
(e) Q4 ' 00 excludes the results of USA Broadcasting. The results for the discontinued operations was an after tax loss of $17,988.
(f) Represents non-recurring costs related to restructuring operations at HSN, HSN International and PRC, including costs for employee terminations.
(g) EBITDA is defined as operating income plus, (1) depreciation and amortization, (2) amortization of cable distribution fees of $14,591 and $10,987, respectively, (3) amortization of non-cash distribution and marketing expense and non-cash compensation expense and (4) disengagement expense of $4.1 million in Q4 '01.

                       USA NETWORKS, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                    UNAUDITED
                     ($ IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                   TWELVE MONTHS ENDED DECEMBER 31,

                                                                     PRO FORMA (a)       ACTUAL     PRO FORMA (a) (b)     ACTUAL
                                                                     -------------     -----------  -----------------   -----------
                                                                         2001             2001            2000             2000
                                                                     -------------     -----------  -----------------   -----------
Revenues, net                                                         $  5,284,807     $ 5,284,807     $  4,667,690     $ 4,596,152

Operating costs and expenses:
   Costs related to revenues                                             3,208,430       3,208,430        2,812,382       2,757,893
   Other costs and expenses                                              1,182,664       1,182,664        1,046,261       1,027,564
   Disengagement costs (c)                                                   4,052           4,052               --              --
   Amortization of non cash distribution and marketing expense (d)          26,384          26,384           11,665          11,665
   Amortization of non cash compensation expense (e)                        12,712          12,712           12,738          12,738
   Amortization of cable distribution fees                                  43,975          43,975           36,322          36,322
   Depreciation and amortization                                           565,352         565,352          709,775         693,642
                                                                      ------------     -----------     ------------     -----------
     Total operating costs and expenses                                  5,043,569       5,043,569        4,629,143       4,539,824
                                                                      ------------     -----------     ------------     -----------
     Operating income                                                      241,238         241,238           38,547          56,328

Interest expense, net                                                      (48,438)        (48,438)         (34,812)        (34,218)
Other, net                                                                 (59,636)        (59,636)          49,291          49,297
                                                                      ------------     -----------     ------------     -----------
     Earnings before income taxes and minority interest                    133,164         133,164           53,026          71,407

Income tax expense                                                        (107,265)       (108,877)        (102,921)       (112,869)
Minority interest                                                         (152,487)       (149,339)         (81,275)        (47,124)

                                                                      ------------     -----------     ------------     -----------
     Loss from continuing operations (f)                              $   (126,588)    $  (125,052)    $   (131,170)    $   (88,586)
                                                                      ============     ===========     ============     ===========

Loss from continuing operations, excluding one-time charges and
  non-operating gains (g)                                                ($105,516)      ($103,980)        ($99,248)       ($50,177)
                                                                      ============     ===========     ============     ===========

Cash net income, excluding one-time charges
   and non-operating gains                                            $    309,500     $   311,036     $    331,312     $   379,134
                                                                      ============     ===========     ============     ===========

Weighted average basic shares                                              374,101         374,101          366,045         359,688
                                                                      ============     ===========     ============     ===========
Weighted average cash net income shares                                    765,343         765,343          753,760         747,403
                                                                      ============     ===========     ============     ===========

EPS FROM CONTINUING OPERATIONS
Basic loss per share                                                  $       (.34)    $      (.33)    $       (.36)    $      (.25)
                                                                      ============     ===========     ============     ===========
Basic loss per share, excluding one-time charges
  and non-operating gains                                             $       (.28)    $      (.28)    $       (.27)    $      (.14)
                                                                      ============     ===========     ============     ===========
Cash net income per share, excluding
  one-time charges                                                    $        .40     $       .41     $        .44     $       .51
                                                                      ============     ===========     ============     ===========

EBITDA (h)                                                            $    893,713     $   893,713     $    809,047     $   810,695
                                                                      ============     ===========     ============     ===========

(a) Presented as if the merger of Ticketmaster and TMCS had occurred at the beginning of the period presented. The merger has no impact on revenues or EBITDA. Pro forma results reflect the impact of the merger on minority interest and income taxes.
(b) Presented as if the acquisitions of Precision Response and Styleclick had occurred at the beginning of the period presented.
(c) Represents estimated costs incurred related to the disengagement of HSN from the USA Broadcasting stations. Amounts primarily relate to payments to cable operators and related marketing expenses in the disengaged markets.
(d) Amortization of warrants and stock issued in exchange for distribution and marketing services.
(e) Expense relates to the Company's bonus stock purchase program, restricted stock awards and certain stock option grants.
(f) 2001 loss from continuing operations is calculated before the impact of the cumulative effect of adoption of SOP 00-2, "Accounting by Producers and Distributors of Films", of $9.2 million and the gain on sale of of broadcasting stations, the sale of which to Univision was announced in December 2000. The Company recorded a gain of $517.8 million in 2001 related to the sale. 2000 excludes the results of USA Broadcasting. The results for the discontinued operations in 2000 was an after tax loss of $59.4 million.
(g) Represents non-recurring costs related to restructuring operations at HSN, HSN International and PRC, including costs for employee terminations.
(h) EBITDA is defined as operating income plus, (1) depreciation and amortization, (2) amortization of cable distribution fees of $43,975 and $36,322, respectively, (3) amortization of non-cash distribution and marketing expense and non-cash compensation expense and (4) disengagement expense of $4.1 million in Q4 '01.

                          USA NETWORKS AND SUBSIDIARIES
   EPS AND CASH NET INCOME RECONCILIATION INFORMATION - CONTINUING OPERATIONS
                                    UNAUDITED
                     ($ IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                            THREE MONTHS ENDED DECEMBER 31,

                                                                         PRO FORMA     PRO FORMA       ACTUAL
                                                                         ---------     ---------     ---------
                                                                            2001        2000 (a)        2000
                                                                         ---------     ---------     ---------
BASIC LOSS PER SHARE:
   Net loss                                                              $ (56,948)    $ (77,540)    $ (62,297)
   Impact of unusual items, net of tax and minority interest (b)             7,507        44,639        51,127
                                                                         ---------     ---------     ---------
   BASIC LOSS, EXCLUDING UNUSUAL ITEMS (b)                               $ (49,441)    $ (32,901)    $ (11,170)
                                                                         =========     =========     =========

   Weighted average basic shares                                           377,139       368,264       368,264
                                                                         =========     =========     =========

   Basic loss per share before preferred dividend                        $    (.15)    $    (.21)    $    (.17)
                                                                         ---------     ---------     ---------
   Basic loss per share before preferred dividend, ex. one-time items    $    (.13)    $    (.09)    $    (.03)
                                                                         =========     =========     =========

==============================================================================================================

CASH NET INCOME:
   Net loss                                                              $ (56,948)    $ (77,540)    $ (62,297)
   Impact of non-cash items, net of tax and minority interest               90,130       226,159       226,159
    Minority Interest                                                      (15,033)      (61,473)      (61,473)
                                                                         ---------     ---------     ---------
   CASH NET INCOME                                                          18,149        87,146       102,389
   Impact of unusual items, net of tax and minority interest (b)            15,291        12,966         9,387
                                                                         ---------     ---------     ---------
   CASH NET INCOME, EXCLUDING UNUSUAL ITEMS (b)                          $  33,440     $ 100,112     $ 111,776
                                                                         =========     =========     =========

   Weighted average CNI shares                                             760,866       751,781       751,781
                                                                         =========     =========     =========

   Cash net income per share                                             $     .02     $     .12     $     .14
                                                                         =========     =========     =========
   Cash net income per share, excluding unusual items (b)                $     .04     $     .13     $     .15
                                                                         =========     =========     =========
==============================================================================================================

RECONCILIATION OF BASIC AND CASH NET INCOME OUTSTANDING SHARES

     Basic weighted average shares                                         377,139       368,264       368,264
     Exchangeable LLC and Holdco shares                                    361,153       361,153       361,153
     Treasury Method Stock Options                                          22,574        22,364        22,364
                                                                         ---------     ---------     ---------
                                                                           760,866       751,781       751,781
                                                                         =========     =========     =========

==============================================================================================================

(a) Presented as if the Ticketmaster and TMCS merger had occurred as of the beginning of the period. The merger had no impact on EBITDA, but did impact minority interest.
(b)   Excludes one time charges and non-operating gains.

================================================================================

                          USA NETWORKS AND SUBSIDIARIES
   EPS AND CASH NET INCOME RECONCILIATION INFORMATION - CONTINUING OPERATIONS,
                    BEFORE CUM. EFFECT OF ACCOUNTING CHANGE
                                    UNAUDITED
                    ($ IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                  TWELVE MONTHS ENDED DECEMBER 31,

                                                                         PRO FORMA       ACTUAL      PRO FORMA       ACTUAL
                                                                         ---------     ---------     ---------     ---------
                                                                          2001 (a)        2001        2000 (a)        2000
                                                                         ---------     ---------     ---------     ---------
BASIC LOSS PER SHARE:
   Net loss                                                              $(126,588)    $(125,052)    $(131,170)    $ (88,586)
   Impact of unusual items, net of tax and minority interest (b)            21,072        21,072        31,922        38,409
                                                                         ---------     ---------     ---------     ---------
   BASIC LOSS, EXCLUDING UNUSUAL ITEMS (b)                               $(105,516)    $(103,980)    $ (99,248)    $ (50,177)
                                                                         =========     =========     =========     =========

   Weighted average basic shares                                           374,101       374,101       366,045       359,688
                                                                         =========     =========     =========     =========

   Basic loss per share before preferred dividend                        $    (.34)    $    (.33)    $    (.36)    $    (.25)
                                                                         ---------     ---------     ---------     ---------
   Basic loss per share before preferred dividend, ex. one-time items    $    (.28)    $    (.28)    $    (.27)    $    (.14)
                                                                         =========     =========     =========     =========

============================================================================================================================

CASH NET INCOME:
   Net loss                                                              $(126,588)    $(125,052)    $(131,170)    $ (88,586)
   Impact of non-cash items, net of tax and minority interest              198,951       198,951       305,237       305,237
    Minority Interest                                                      211,471       211,471       194,002       199,240
                                                                         ---------     ---------     ---------     ---------
   CASH NET INCOME                                                         283,834       285,370       368,069       415,891

   Impact of unusual items, net of tax and minority interest (b)            25,666        25,666       (36,757)      (36,757)
                                                                         ---------     ---------     ---------     ---------
   CASH NET INCOME, EXCLUDING UNUSUAL ITEMS (b)                          $ 309,500     $ 311,036     $ 331,312     $ 379,134
                                                                         =========     =========     =========     =========

   Weighted average CNI shares                                             765,343       765,343       753,760       747,403
                                                                         =========     =========     =========     =========

   Cash net income per share                                             $     .37     $     .37     $     .49     $     .56
                                                                         =========     =========     =========     =========
   Cash net income per share, excluding unusual items (b)                $     .40     $     .41     $     .44     $     .51
                                                                         =========     =========     =========     =========

============================================================================================================================

RECONCILIATION OF BASIC AND CASH NET INCOME OUTSTANDING SHARES

     Basic weighted average shares                                         374,101       374,101       366,045       359,688
     Exchangeable LLC and Holdco shares                                    361,153       361,153       361,153       361,153
     Treasury Method Stock Options                                          30,089        30,089        26,562        26,562
                                                                         ---------     ---------     ---------     ---------
                                                                           765,343       765,343       753,760       747,403
                                                                         =========     =========     =========     =========

============================================================================================================================

(a) Presented as if the Ticketmaster and TMCS merger had occurred as of the beginning of the period. The merger had no impact on EBITDA, but did impact minority interest. Also, 2000 includes the results of PRC and Styleclick for the entire period.
(b)   Excludes one time charges and non-operating gains.

================================================================================

               USA PROVIDES REVISED BUDGET TO INVESTMENT COMMUNITY
    As filed with the Securities and Exchange Commission on January 29, 2002

Based on its strong fourth quarter results, additional information regarding the state of the travel and leisure markets, and to give pro forma effect for its pending contribution of USA Entertainment to a joint venture to be controlled by Vivendi Universal, USA Networks, Inc. ("USA" and to be renamed USA Interactive) has revised its 2002 budget and 2003 outlook from what it furnished to the SEC on October 24, 2001. The revised budget, which is presented in detail on the following pages, calls for EBITDA from Operating Businesses to increase by 34% in 2002 on 24% higher revenue.

READ IMPORTANT FOOTNOTES AND DISCLAIMER
As filed with the Securities and Exchange Commission on January 29, 2002.

USA NETWORKS, INC. (to be renamed USA Interactive)
REVISED BUDGET
($ IN MILLIONS EXCEPT PER SHARE AMOUNTS)

                                                                           2002 REVISED BUDGET
                                               PRO FORMA    ------------------------------------------------------
                                                 2001        Q1         Q2          Q3          Q4       FULL YEAR
                                               ---------    -----     -------     -------     -------    ---------
REVENUE -- OPERATING BUSINESSES
  HSN - U.S.                                    $ 1,550     $ 422     $   418     $   441     $   561     $ 1,842
  Ticketing                                         580       157         170         148         146         620
  Hotel Reservations                                536       150         197         212         216         775
  Expedia                                           297        87         116         127         120         450
  Precision Response                                299        69          78          88          98         333
  Match.com                                          49        18          22          23          25          88
                                                -------     -----     -------     -------     -------     -------
    SUBTOTAL                                      3,311       903       1,000       1,039       1,166       4,108

REVENUE -- EMERGING BUSINESSES
  Citysearch and related                             46         8           9          11          13          40
  HSN - other international (b)                     319        87          95          99         124         404
  ECS / Styleclick                                   34        11          18          17          29          75
                                                -------     -----     -------     -------     -------     -------
    Subtotal                                        400       106         123         126         165         519

  Foreign exchange conversion                       (47)      (17)        (15)        (15)        (16)        (62)
  Disengaged HSN homes                              109         0           0           0           0           0
  Intersegment elimination                           (7)       (3)         (3)         (3)         (3)        (10)
                                                -------     -----     -------     -------     -------     -------
  TOTAL REVENUE                                 $ 3,766     $ 989     $ 1,105     $ 1,147     $ 1,313     $ 4,555
                                                =======     =====     =======     =======     =======     =======

EBITDA -- OPERATING BUSINESSES
  HSN - domestic                                $   216     $  58     $    62     $    70     $    95     $   285
  Ticketing                                         106        32          39          27          27         125
  Hotel Reservations                                 81        18          28          29          35         110
  Expedia                                            61        16          23          27          25          91
  Precision Response                                 34         6           8          12          15          41
  Match.com                                          17         3           7           9          11          30
  Corporate and other                               (31)       (9)         (9)         (9)         (9)        (34)
                                                -------     -----     -------     -------     -------     -------
    SUBTOTAL                                        485       125         159         165         199         648

EBITDA -- EMERGING BUSINESSES
  Citysearch and related                            (43)      (10)         (9)         (8)         (6)        (32)
  HSN - other international (b)                     (23)       (1)          2           2           9          12
  ECS / Styleclick                                  (54)       (8)         (4)         (3)         (1)        (16)
                                                -------     -----     -------     -------     -------     -------
    Subtotal                                       (120)      (19)        (11)         (9)          2         (37)

  Non-recurring items                               (19)        0           0           0           0           0
  Foreign exchange conversion                        (1)       (1)         (1)         (1)         (2)         (5)
  Disengaged HSN homes                               15         0           0           0           0           0
                                                -------     -----     -------     -------     -------     -------
  TOTAL EBITDA                                  $   359     $ 105     $   148     $   155     $   199     $   607
                                                =======     =====     =======     =======     =======     =======

EARNINGS PER SHARE - ALL AMOUNTS ARE DILUTED

Basic                                           $  0.22     $  --     $  0.06     $  0.07     $  0.12     $  0.26
Cash net income                                 $  0.33     $0.04     $  0.10     $  0.11     $  0.17     $  0.43

                                                                GROWTH
                                               OUTLOOK    ---------------------
                                                 2003     '01 - '02   '02 - '03
                                               -------    ---------   ---------
REVENUE -- OPERATING BUSINESSES
  HSN - U.S.                                   $ 2,070         19%        12%
  Ticketing                                        680          7%        10%
  Hotel Reservations                             1,100         44%        42%
  Expedia                                          560         51%        24%
  Precision Response                               416         12%        25%
  Match.com                                        135         79%        54%
                                               -------      -----      -----
    SUBTOTAL                                     4,961         24%        21%

REVENUE -- EMERGING BUSINESSES
  Citysearch and related                            70        -13%        75%
  HSN - other international (b)                    491         27%        21%
  ECS / Styleclick                                 117        120%        56%
                                               -------      -----      -----
    Subtotal                                       678         30%        31%

  Foreign exchange conversion                      (72)
  Disengaged HSN homes                               0
  Intersegment elimination                         (10)
                                               -------      -----      -----
  TOTAL REVENUE                                $ 5,557         21%        22%
                                               =======      =====      =====

EBITDA -- OPERATING BUSINESSES
  HSN - domestic                               $   350         32%        23%
  Ticketing                                        145         18%        16%
  Hotel Reservations                               156         35%        42%
  Expedia                                          120         50%        31%
  Precision Response                                61         19%        50%
  Match.com                                         55         82%        83%
  Corporate and other                              (36)
                                               -------      -----      -----
    SUBTOTAL                                       851         34%        31%

EBITDA -- EMERGING BUSINESSES
  Citysearch and related                           (13)
  HSN - other international (b)                     24
  ECS / Styleclick                                  (6)
                                               -------
    Subtotal                                         5

  Non-recurring items                                0
  Foreign exchange conversion                       (6)
  Disengaged HSN homes                               0
                                               -------      -----      -----
  TOTAL EBITDA                                 $   850         69%        40%
                                               =======      =====      =====

EARNINGS PER SHARE - ALL AMOUNTS ARE DILUTED

Basic                                          $  0.52
Cash net income                                $  0.75

READ IMPORTANT FOOTNOTES AND DISCLAIMER
As filed with the Securities and Exchange Commission on January 29, 2002.

USA NETWORKS, INC. (to be renamed USA Interactive)
REVISED BUDGET
($ IN MILLIONS EXCEPT PER SHARE AMOUNTS)

($ IN MILLIONS EXCEPT PER SHARE AMOUNTS)

                                                                                   REVISED
                                                                                    BUDGET   OUTLOOK
FREE CASH FLOW                                                                       2002      2003
                                                                                   -------   -------
  Total EBITDA                                                                      $ 607     $ 850
  Capital expenditures                                                               (135)     (160)
  Taxes, including distributions to LLC partners                                     (264)     (249)
  Cable distribution fees                                                             (67)      (70)
  Cash interest                                                                        93       109
  HSN disengagement costs                                                             (36)      (18)
  Other, net (includes changes in working capital, investments, and other items)      (78)      (90)
                                                                                    -----     -----
    Total Free Cash Flow                                                            $ 120     $ 372
                                                                                    =====     =====

                                                                                                        REVISED
                                                                                             PRO FORMA   BUDGET   OUTLOOK
                                                                                              2001 (a)    2002      2003
                                                                                             ---------  -------   -------
P&L
  Total EBITDA                                                                                 $ 359     $ 607     $ 850

  Depreciation and other                                                                        (194)     (249)     (271)
  Amortization of intangibles and other non-cash charges                                        (131)     (134)     (142)
  Disengagement costs                                                                             (4)      (36)      (18)
  Interest and other income / (expense)                                                          129       129       159
                                                                                               -----     -----     -----
    Pre-tax net income / (loss)                                                                  159       317       579

  Income tax expense                                                                             (60)     (137)     (245)
  Minority interest benefit/ (expense)                                                             9       (54)      (95)
                                                                                               -----     -----     -----
      Net income before preferred dividend                                                     $ 108     $ 126     $ 239
                                                                                               =====     =====     =====
  Preferred dividend                                                                           $ (13)    $ (13)    $ (13)
                                                                                               -----     -----     -----
      Net income available to common shareholders                                              $  95     $ 113     $ 226
                                                                                               =====     =====     =====

  Holdco Minority Interest                                                                        (5)       22        33
  1.4% PIK dividend on $1.75 billion preferred interest, net of tax                              (15)      (15)      (15)
  Amortization of intangibles and other non-cash charges , net of tax and minority interest       63        58        66
                                                                                               -----     -----     -----
  Cash net income                                                                              $ 138     $ 178     $ 310
EPS
  EPS - diluted                                                                                $0.22     $0.26     $0.52
  Cash EPS - diluted                                                                           $0.33     $0.43     $0.75

  Average weighted average diluted shares outstanding                                            438       438       438
  Average cash net income shares outstanding                                                     415       415       414

RECONCILIATION OF SHARES
  Shares outstanding                                                                             438
  Holdco exchangeable shares                                                                      33
  Vivendi remaining shares                                                                       (57)
                                                                                               -----
                                                                                                 415

READ IMPORTANT FOOTNOTES AND DISCLAIMER
As filed with the Securities and Exchange Commission on January 29, 2002.

USA NETWORKS, INC. (to be renamed USA Interactive)
REVISED BUDGET
($ IN MILLIONS EXCEPT PER SHARE AMOUNTS)

      IMPORTANT DISCLOSURES / LEGEND AND FORWARD LOOKING STATEMENTS / FOOTNOTES

(a) 2001 PRO FORMA INFORMATION PRESENTED IN ACCORDANCE WITH THE NEW ACCOUNTING RULES, WHEREBY GOODWILL AND INTANGIBLE ASSETS WITH INDEFINITE LIVES ARE NOT AMORTIZED. THE AMOUNT OF AMORTIZATION OF GOODWILL RECORDED IN 2001 WAS $215 MILLION. NET INCOME ALSO EXCLUDES ONE-TIME ITEMS RELATED TO ONE-TIME RESTRUCTURING CHARGES, EMPLOYEE TERMINATIONS AND BENEFITS AND INVESTMENT WRITE-DOWNS.

(b) ADJUSTED EPS IS COMPUTED EXCLUDING VIVENDI'S REMAINING 56.6 MILLION SHARES AS WELL AS THE PIK OF 1.4% EARNED ON THE $1.75 BILLION PREFERRED SECURITY THAT RELATES TO THESE SHARES. THE PIK ($24.5 MILLION PRE-TAX) HAS BEEN DEDUCTED FROM INCOME.

(c) THE COMPANY INTENDS TO ISSUE COMMON STOCK FOR ALL REMAINING EXCHANGEABLE HOLDCO SHARES (33.2 MILLION) UPON COMPLETION OF THE VIVENDI TRANSACTION, THUS ELIMINATING THE LLC AND HOLDCO STRUCTURES FOR REPORTING PURPOSES. THE AMOUNTS DENOTED AS FULLY CONVERTED REPRESENT THIS STRUCTURE.

USA and Expedia have filed a joint prospectus/proxy statement and will file other relevant documents concerning USA's acquisition of Expedia with the Securities and Exchange Commission ("SEC"). INVESTORS ARE URGED TO READ THE JOINT PROSPECTUS/PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED IN THE FUTURE WITH THE SEC BECAUSE THOSE DOCUMENTS CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain such documents free of charge at the SEC's website at www.sec.gov. In addition, such documents may also be obtained free of charge by contacting USA Networks, Inc., 152 West 57th Street, New York, New York, 10019, Attention: Investor Relations, or Expedia, Inc., 13810 SE Eastgate Way, Suite 400, Bellevue, WA 98005, Attention: Investor Relations.

USA has filed a preliminary proxy statement and will file other relevant documents concerning USA's contribution of its Entertainment Group to a joint venture with Vivendi Universal and certain related transactions with the Securities and Exchange Commission ("SEC"). INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED IN THE FUTURE WITH THE SEC BECAUSE THOSE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain such documents free of charge at the SEC's website at www.sec.gov. In addition, such documents may also be obtained free of charge by contacting USA Networks, Inc., 152 West 57th Street, New York, New York, 10019, Attention: Investor Relations.

INVESTORS SHOULD READ THE PROXY STATEMENT CAREFULLY WHEN AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION CONCERNING THE PROPOSED TRANSACTIONS.

USA and its directors and officers may be deemed to be participants in the solicitation of proxies from USA shareholders to adopt the agreement providing for USA's contribution of its Entertainment Group to a joint venture with Vivendi Universal and the other related transactions described therein. A detailed list of the names and interests of USA's directors and executive officers is contained in the definitive proxy statement on Schedule 14A filed by SUA with the SEC on April 9, 2001. Copies of USA filings may be obtained free of charge at the SEC's website at www.sec.gov.

This revised budget contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are necessarily estimates reflecting the best judgment of the senior management of USA and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth herein and in the documents USA files with the Securities and Exchange Commission. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include, without limitation: material adverse changes in economic conditions generally or in the markets served by USA, material changes in inflation, future regulatory and legislative actions affecting USA's operating areas, competition from others, product demand and market acceptance, the ability to protect proprietary information and technology or to obtain necessary licenses on commercially reasonable terms, the ability to expand into and successfully operate in foreign markets, and obtaining and retaining skilled workers and key executives. The words "estimate," "project," "intend," "expect," "believe" and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. USA does not undertake any obligation to update or revise these forward-looking statements, whether as a result of new information, future events or any other reason.

READ IMPORTANT FOOTNOTES AND DISCLAIMER
As filed with the Securities and Exchange Commission on January 29, 2002.

USA NETWORKS, INC. (TO BE RENAMED USA INTERACTIVE)
PRO FORMA SEGMENT RESULTS
$ IN MILLIONS; ROUNDING DIFFERENCES MAY EXIST. UNAUDITED.


                                  ----------   -------------------------------------------------
REVENUE                             1999                           2000
                                  ----------   -------------------------------------------------
                                    YE 12/31      Q1       Q2         Q3        Q4      YE 12/31
                                    --------      --       --         --        --      --------
OPERATING BUSINESSES

HSN - U.S.**                       $  1,332.9 $  358.5  $  344.0  $  368.8  $  455.8  $  1,527.0
Ticketing                               442.7    128.0     143.0     124.9     122.7       518.6
Hotel Reservations                      161.8     55.3      78.1      94.6     100.0       328.0
Expedia (transaction pending)            73.0     33.2      37.0      42.1      44.4       156.7
Precision Response                      215.9     69.6      70.2      70.2      72.1       282.1
Personals                                 9.0      6.9       7.5       7.6       7.2        29.2
                                   ---------- --------  --------  --------  --------  ----------
  SUB-TOTAL                           2,235.4    651.4     679.7     708.2     802.2     2,841.5


EMERGING BUSINESSES

Citysearch and related                   27.3     10.1      12.8      14.0      14.0        50.8
HSN - international and other           175.7     69.6      60.8      67.2      83.4       281.0
ECS/Styleclick                           55.4     12.5      10.1      12.5      13.4        48.5
                                   ---------- --------  --------  --------  --------  ----------
  SUB-TOTAL                             258.4     92.2      83.6      93.6     110.9       380.3
                                   ---------- --------  --------  --------  --------  ----------
Non-recurring items                       6.9       --        --        --        --          --
Foreign exchange conversion                --     (7.9)     (6.7)     (8.9)    (11.8)      (35.3)
Disengaged HSN Homes**                     --      0.0       0.0       0.0       6.2         6.2
Intersegment Elimination                   --       --        --        --        --          --
                                   ---------- --------  --------  --------  --------  ----------
  TOTAL                            $  2,500.7 $  735.8  $  756.6  $  792.9  $  907.5  $  3,192.8
                                   ========== ========  ========  ========  ========  ==========

USA ENTERTAINMENT

USA Network                        $    757.7 $  196.9  $  207.9  $  200.0  $  199.4  $    804.2
Sci-Fi Channel                          198.5     62.4      70.7      64.1      77.8       274.9
Studios, net                            348.6    119.6     110.5      71.0     144.9       446.0
Trio, NWI, Crime, other emerging          1.2      0.6       3.7       8.6       7.5        20.3
USA Films                                82.1     30.3      20.8      14.5      20.5        86.1
                                   ---------- --------  --------  --------  --------  ----------
  SUB-TOTAL                           1,387.9    409.8     413.5     358.1     450.1     1,631.5
                                   ---------- --------  --------  --------  --------  ----------


                                  ----------------------------------------------------
REVENUE                                              2001
                                  ----------------------------------------------------
                                       Q1      Q2         Q3         Q4       YE 12/31
                                       --      --         --         --       --------
OPERATING BUSINESSES

HSN - U.S.**                      $  385.4  $  381.8  $  396.4  $    495.3  $  1,549.9**
Ticketing                            150.1     163.9     133.9       131.8       579.7
Hotel Reservations                   105.3     138.3     151.2       141.7       536.5
Expedia (transaction pending)         57.2      78.5      79.5        81.8       296.9
Precision Response                    80.7      75.6      72.6        69.8       298.7
Personals                              8.5      10.7      12.5        17.6        49.2
                                  --------  --------  --------  ----------  ----------
  SUB-TOTAL                          787.2     848.8     846.1       937.8     3,310.9


EMERGING BUSINESSES

Citysearch and related                12.4      12.4      11.1        10.3        46.1
HSN - international and other         83.4      87.7      66.1        82.2       319.4
ECS/Styleclick                         8.6       7.8       5.4        12.4        34.2
                                  --------  --------  --------  ----------  ----------
  SUB-TOTAL                          104.4     107.9      82.6       104.9       399.8
                                  --------  --------  --------  ----------  ----------
Non-recurring items                     --        --                   0.0         0.0
Foreign exchange conversion          (13.7)    (13.8)     (9.1)      (10.2)      (46.9)
Disengaged HSN Homes**                 0.0       0.0       0.0         0.0       109.0**
Intersegment Elimination                --      (2.6)     (2.3)       (2.2)       (7.1)
                                  --------  --------  --------  ----------  ----------
  TOTAL                           $  877.9  $  940.3  $  917.3   $ 1,030.3  $  3,765.8
                                  ========  ========  ========  ==========  ==========

USA ENTERTAINMENT

USA Network                       $  214.1  $  220.6  $  213.8   $   184.7  $    833.3
Sci-Fi Channel                        69.3      70.0      63.1        71.4       273.9
Studios, net                         151.5     152.5     121.1       100.9       526.0
Trio, NWI, Crime, other emerging       6.2       6.2       5.8         6.0        24.1
USA Films                             51.0      62.6      16.0        37.5       167.0
                                  --------  --------  --------  ----------  ----------
  SUB-TOTAL                          492.1     511.8     419.8       400.5     1,824.3
                                  --------  --------  --------  ----------  ----------



THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. ** Quarterly HSN disengagement amounts will be pro forma'd fully beginning in 2002.
As filed with the Securities and Exchange Commission on January 29, 2002.

    THESE REVENUE FIGURES ARE PRO FORMA FOR PENDING EXPEDIA AND VIVENDI
                          TRANSACTIONS.

USA NETWORKS, INC. (TO BE RENAMED USA INTERACTIVE)
PRO FORMA SEGMENT RESULTS
$ IN MILLIONS; ROUNDING DIFFERENCES MAY EXIST. UNAUDITED.


                                  ----------   ----------------------------------------------
EBITDA                                1999                           2000
                                  ----------   ----------------------------------------------
                                    YE 12/31      Q1       Q2         Q3        Q4   YE 12/31
                                    --------      --       --         --        --   --------
OPERATING BUSINESSES

HSN - U.S.**                       $  214.7  $   49.4  $   52.6  $   53.9  $   73.8  $  229.6
Ticketing                              93.3      27.4      31.6      16.7      24.4     100.0
Hotel Reservations                     24.2       8.2      12.9      13.9      17.6      52.6
Expedia (transaction pending)         (44.3)    (21.3)    (12.4)     (2.2)     (2.9)    (38.8)
Precision Response                     30.4       9.5      11.9      12.2      11.0      44.6
Personals                              (0.4)      0.9       1.7       2.3       1.4       6.3
Corporate and other                   (36.1)     (9.6)     (6.8)     (7.5)     (6.0)    (29.9)
                                   --------  --------  --------  --------  --------  --------
  SUB-TOTAL                           281.7      64.4      91.4      89.3     119.4     364.5

EMERGING BUSINESSES

Citysearch and related                (60.4)    (18.3)    (16.9)    (16.3)    (12.4)    (63.9)
HSN - international and other          11.8       7.2       2.3       1.2       4.1      14.7
ECS/Styleclick                        (56.0)    (16.3)    (21.4)    (16.7)    (16.8)    (71.2)
                                   --------  --------  --------  --------  --------  --------
  SUB-TOTAL                          (104.6)    (27.4)    (36.1)    (31.8)    (25.1)   (120.4)

Non recurring items                      --       6.3      (7.8)       --      (3.2)     (4.7)
Foreign exchange conversion              --      (1.0)     (0.6)     (0.9)     (1.5)     (3.9)
Disengaged HSN Homes**                   --       0.0       0.0       0.0       0.9       0.9
                                   --------  --------  --------  --------  --------  --------
  TOTAL                            $  177.0  $   42.3  $   46.9  $   56.6  $   90.5  $  236.3
                                   ========  ========  ========  ========  ========  ========

USA ENTERTAINMENT

USA Network                        $  312.1  $   97.2  $  105.3  $   87.2  $  105.6  $  395.2
Sci-Fi Channel                         68.9      24.2      24.9      22.4      30.2     101.7
Studios, net                           46.1      17.5       9.1       8.8      15.4      50.8
Trio, NWI, Crime, other emerging       (3.0)     (2.3)     (2.0)     (0.3)     (2.5)     (7.1)
USA Films                               6.4       2.2      (2.3)     (5.8)     (0.6)     (6.6)
                                   --------  --------  --------  --------  --------  --------
TOTAL                                 430.5     138.8     134.9     112.3     148.0     534.0


                                   ------------------------------------------------
EBITDA                                                  2001
                                   ------------------------------------------------
                                        Q1      Q2         Q3         Q4   YE 12/31
                                        --      --         --         --   --------
OPERATING BUSINESSES

HSN - U.S.**                       $   51.7  $   55.2  $   48.9  $   75.7  $  216.5**
Ticketing                              30.2      35.5      19.0      21.5     106.2
Hotel Reservations                     15.8      21.0      21.8      22.9      81.5
Expedia (transaction pending)           4.5      17.7      16.4      22.2      60.9
Precision Response                     10.0      10.2       7.9       6.2      34.3
Personals                               0.3       2.8       5.8       7.6      16.5
Corporate and other                    (7.9)     (8.2)     (8.1)     (7.0)    (31.2)
                                   --------  --------  --------  --------  --------
  SUB-TOTAL                           104.7     134.3     111.7     149.0     484.7

EMERGING BUSINESSES

Citysearch and related                (11.8)    (11.0)    (10.8)     (9.9)    (43.4)
HSN - international and other          (0.8)     (1.6)    (12.4)     (7.7)    (22.6)
ECS/Styleclick                        (16.9)    (14.5)    (14.4)     (7.8)    (53.6)
                                   --------  --------  --------  --------  --------
  SUB-TOTAL                           (29.4)    (27.1)    (37.6)    (25.4)   (119.6)

Non recurring items                      --      (4.8)    (12.3)     (3.1)   (20.1)
Foreign exchange conversion            (0.9)     (1.0)      0.9      (0.2)    (1.2)
Disengaged HSN Homes**                  0.0       0.0       0.0       0.0     15.0**
                                   --------  --------  --------  --------  --------
  TOTAL                            $   74.3  $  101.5  $   62.7  $  120.3  $  358.8
                                   ========  ========  ========  ========  ========

USA ENTERTAINMENT

USA Network                        $  112.2  $  119.3  $  113.7  $   84.9  $  430.1
Sci-Fi Channel                         29.7      27.8      23.9      26.1     107.5
Studios, net                           21.5      20.2      17.6      15.9      75.2
Trio, NWI, Crime, other emerging       (1.7)     (2.4)     (3.1)     (4.4)    (11.5)
USA Films                              (1.0)      0.6       0.4       1.9       2.0
                                   --------  --------  --------  --------  --------
TOTAL                                 160.7     165.6     152.6     124.4     603.3



THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. ** Quarterly HSN disengagement amounts will be pro forma'd fully beginning in 2002.
As filed with the Securities and Exchange Commission on January 29, 2002.

    THESE EBITDA FIGURES ARE PRO FORMA FOR PENDING EXPEDIA AND VIVENDI
                          TRANSACTIONS.

USA NETWORKS, INC. (TO BE RENAMED USA INTERACTIVE)
PRO FORMA RESULTS OF OPERATIONS (AS REPORTED)
$ IN MILLIONS; ROUNDING DIFFERENCES MAY EXIST. UNAUDITED.

                                                       ---------    -------------------------------------------------------------
P&L                                                      1999                                   2000
                                                       ---------    -------------------------------------------------------------
                                                       YE 12/31*       Q1*          Q2*          Q3*          Q4         YE 12/31
                                                       ---------    ---------    ---------    ---------    ---------    ---------
                                     Date Reported:     02/01/01     04/25/01     07/25/01     10/24/01     01/29/02     01/29/02
Revenues, net                                            3,815.6      1,112.4      1,134.9      1,109.9      1,313.2      4,667.7

Operating costs and expenses:
  Costs related to revenues                              2,301.7        665.6        676.3        669.1        801.3      2,812.4
  Other costs and expenses                                 855.1        244.9        264.1        269.6        270.6      1,046.3
  Amort. of non-cash distribution
  and marketing expense                                      0.0          1.6          1.3          2.7          7.1         11.7
  Depreciation                                             119.2         36.5         44.6         38.3         59.3        179.8
  Amortization of goodwill                                 374.0        108.0        110.5        113.6        280.7        579.0
                                                       ---------    ---------    ---------    ---------    ---------    ---------
    Total operating costs                                3,650.1      1,056.5      1,096.8      1,093.2      1,419.0      4,629.1
                                                       ---------    ---------    ---------    ---------    ---------    ---------
    Operating income                                       165.4         55.9         38.0         16.7       (105.8)        38.6

Interest expense, net                                      (50.2)        (8.6)        (7.9)        (8.2)       (10.3)       (34.8)
Gain on disposition of television station                    0.0          0.0          0.0          0.0          0.0          0.0
Gain on sale of securities                                  89.7          0.0          0.0          0.0          0.0          0.0
Other, net                                                  (4.9)        (0.6)        (1.9)        69.9        (18.1)        49.3
                                                       ---------    ---------    ---------    ---------    ---------    ---------
                                                            34.6         (9.2)        (9.8)        61.7        (28.3)        14.5
                                                       ---------    ---------    ---------    ---------    ---------    ---------
Earnings before income taxes and
  minority interest                                        200.1         46.7         28.2         78.4       (134.1)        53.1

Income tax expense                                         (83.9)       (30.3)       (29.6)       (25.6)       (26.3)      (102.9)
Minority interest                                         (136.7)       (40.4)       (30.2)       (66.7)        82.9        (81.3)
                                                       ---------    ---------    ---------    ---------    ---------    ---------
Loss before cumulative effect of accounting change         (20.5)       (23.9)       (31.6)       (13.9)       (77.5)      (131.1)
                                                       =========    =========    =========    =========    =========    =========

Cumulative effect of accounting change, net of tax           0.0          0.0          0.0          0.0          0.0          0.0
                                                       ---------    ---------    ---------    ---------    ---------    ---------
Net loss from continuing operations                        (20.5)       (23.9)       (31.6)       (13.9)       (77.5)      (131.1)
                                                                                              =========    =========    =========

Weighted average diluted shares                            352.6        361.9        363.6        367.8        368.3        366.0
                                                       =========    =========    =========    =========    =========    =========
Weighted average fully converted shares                    745.8        752.5        724.7        729.0        751.8        753.8
                                                       =========    =========    =========    =========    =========    =========

Basic earnings per share                               $    (.06)   $     .07    $    (.09)   $    (.04)   $    (.21)   $    (.36)
                                                       =========    =========    =========    =========    =========    =========
Diluted earnings per share                             $    (.06)   $     .07    $    (.09)   $    (.04)
                                                       =========    =========    =========    =========    =========    =========
Fully converted earnings per share                     $     .12    $     .01    $    (.02)   $    (.02)
                                                       =========    =========    =========    =========    =========    =========

EBITDA                                                     658.7        201.9        194.4        171.2        241.3        809.0
                                                       =========    =========    =========    =========    =========    =========

Excluding one-time charges and non-operating gains:
Basic and diluted earnings per share                   $    (.11)   $    (.07)   $    (.07)   $    (.08)   $    (.09)   $    (.36)
                                                       =========    =========    =========    =========    =========    =========
Cash net income earnings per share                                  $     .11    $     .17    $     .16    $     .13    $    (.27)
                                                       =========    =========    =========    =========    =========    =========
Fully converted earnings per share                     $     .05    $    (.01)   $    (.01)   $    (.02)
                                                       =========    =========    =========    =========    =========    =========
Fully converted cash net income earnings per share                  $     .09    $     .11    $     .10
                                                       =========    =========    =========    =========    =========    =========

                                                       -------------------------------------------------------------
P&L                                                                                2001
                                                       -------------------------------------------------------------
                                                          Q1*          Q2*          Q3*          Q4         YE 12/31
                                                       ---------    ---------    ---------    ---------    ---------
                                     Date Reported:     04/25/01     07/25/01     10/24/01     01/29/02     01/29/02
Revenues, net                                            1,315.7      1,371.4      1,256.3      1,346.5      5,284.8

Operating costs and expenses:
  Costs related to revenues                                800.2        831.7        746.7        831.3      3,208.4
  Other costs and expenses                                 285.4        290.5        312.5        298.3      1,182.7
  Amort. of non-cash distribution
  and marketing expense                                      8.0          6.6          5.2          6.5         26.4
  Depreciation                                              48.7         57.6         51.2         63.4        223.0
  Amortization of goodwill                                 100.2        100.8        103.0        100.8        403.1
                                                       ---------    ---------    ---------    ---------    ---------
    Total operating costs                                1,242.5      1,287.3      1,218.6      1,300.4      5,048.7
                                                       ---------    ---------    ---------    ---------    ---------
    Operating income                                        73.2         84.2         37.7         46.1        241.2

Interest expense, net                                      (11.4)       (12.9)       (10.1)       (14.0)       (48.4)
Gain on disposition of television station                    0.0          0.0          0.0          0.0          0.0
Gain on sale of securities                                   0.0          0.0          0.0          0.0          0.0
Other, net                                                  (6.5)       (13.7)       (12.9)       (26.4)       (59.6)
                                                       ---------    ---------    ---------    ---------    ---------
                                                           (17.9)       (26.6)       (23.1)       (40.4)      (108.1)
                                                       ---------    ---------    ---------    ---------    ---------
Earnings before income taxes and
  minority interest                                         55.3         57.5         14.7          5.7        133.2

Income tax expense                                         (25.5)       (22.8)       (21.9)       (37.7)      (107.3)
Minority interest                                          (49.3)       (45.0)       (33.2)       (25.0)      (152.5)
                                                       ---------    ---------    ---------    ---------    ---------
Loss before cumulative effect of accounting change         (19.5)       (10.3)       (40.4)       (56.9)      (127.2)

Cumulative effect of accounting change, net of tax          (9.2)         0.0          0.0          0.0         (9.2)
                                                       ---------    ---------    ---------    ---------    ---------
Net loss from continuing operations                        (28.7)       (10.3)       (40.4)       (56.9)      (136.4)
                                                       =========    =========    =========    =========    =========

Weighted average diluted shares                            370.2        373.8        376.4        377.1        374.1
                                                       =========    =========    =========    =========    =========
Weighted average fully converted shares                    758.0        763.4        737.6        760.9        765.3
                                                       =========    =========    =========    =========    =========

Basic earnings per share                               $    (.05)   $    (.03)   $    (.11)   $    (.15)   $    (.34)
                                                       =========    =========    =========    =========    =========
Diluted earnings per share                             $    (.05)   $    (.03)   $    (.08)
                                                       =========    =========    =========    =========    =========
Fully converted earnings per share                     $     .02    $     .03    $    (.01)
                                                       =========    =========    =========    =========    =========

EBITDA                                                     230.1        249.3        197.1        216.8        893.7
                                                       =========    =========    =========    =========    =========

Excluding one-time charges and non-operating gains:
Basic and diluted earnings per share                   $    (.05)   $    (.02)   $    (.08)   $    (.13)   $    (.34)
                                                       =========    =========    =========    =========    =========
Cash net income earnings per share                     $     .16    $     .20    $     .13    $     .04    $     .40
                                                       =========    =========    =========    =========    =========
Fully converted earnings per share                     $     .02    $     .04         (.01)
                                                       =========    =========    =========    =========    =========
Fully converted cash net income earnings per share     $     .12    $     .14    $     .10
                                                       =========    =========    =========    =========    =========

* AS REPORTED.  MAY NOT AGREE WITH PROFORMA REVENUE AND EBITDA RESULTS ABOVE.

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.

As filed with the Securities and Exchange Commission on January 29, 2002.

      THIS P&L DOES NOT GIVE AFFECT TO PENDING EXPEDIA AND VIVENDI TRANSACTIONS.

USA NETWORKS, INC. (TO BE RENAMED USA INTERACTIVE)
OPERATING METRICS
IN MILLIONS EXCEPT PERCENTAGES.


                                            ---------------------------------------------    ---------------------------------------
                                                               2000                                         2001
                                            ---------------------------------------------    ---------------------------------------
                                              Q1        Q2        Q3        Q4       YE       Q1      Q2        Q3       Q4      YE
                                              --        --        --        --       --       --      --        --       --      --
HSN-US

    Units shipped                              8.5       8.1       8.6      10.0     35.2      8.6     9.0      9.5     11.4    38.5
    Gross profit %                           34.9%     35.7%     35.8%     33.6%    34.9%    33.5%   34.4%    34.3%    33.9%   34.0%
    Return rate                              20.6%     19.4%     19.8%     18.8%    19.6%    19.6%   19.6%    19.0%    17.9%   19.0%
    Product mix:
      Homegoods                                49%       46%       48%       54%      50%      50%     49%      52%      53%     51%
      Jewelry                                  24%       27%       26%       24%      25%      25%     26%      24%      25%     25%
      Health / Beauty                          13%       15%       12%       10%      12%      11%     12%      10%      10%     11%
      Apparel / Accessories                    14%       12%       14%       12%      13%      14%     13%      14%      12%     13%
    HSN cable / DBS HH (end of period)        62.3      63.5      64.9      65.9     65.9     68.4    69.5     71.5     73.4    73.4
    HSN total HH (end of period)              75.5      76.7      76.2      77.1     77.1     80.2    82.8     82.8     83.0    83.0
    America's Store FTE's (end of period)      8.5       8.8       8.9       8.8      8.8      8.4     9.4     10.8     11.6    11.6


THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN
IS UNAUDITED.

As filed with the Securities and Exchange Commission on January 29, 2002.

USA NETWORKS, INC. (TO BE RENAMED USA INTERACTIVE)
OPERATING METRICS
IN MILLIONS EXCEPT REVENUE PER TICKET AND PERCENTAGES.

                                    ------     --------------------------------------     -----------------------------------------
                                     1999                      2000                                          2001
                                    ------     --------------------------------------     -----------------------------------------
                                      YE        Q1      Q2      Q3      Q4       YE        Q1       Q2        Q3      Q4       YE
                                    ------     --------------------------------------     -----------------------------------------
TICKETMASTER

  Number of tickets sold (mm)         75.0      21.8    22.3    20.2    18.7     83.0      23.6     23.5      19.3    20.3     86.7

  Gross value of tickets sold (mm)  $2,781     $ 812   $ 881   $ 782   $ 782   $3,256     $ 937   $1,016     $ 788   $ 870   $3,611

  Share of tickets sold online        13.4%     19.6%   25.5%   25.6%   27.9%    24.5%     29.5%    33.2%     31.9%   33.9%    32.1%

  Revenue per ticket                $ 5.25     $5.44   $5.89   $5.67   $5.87   $ 5.71     $5.96   $ 6.29     $6.20   $6.00   $ 6.11

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.

As filed with the Securities and Exchange Commission on January 29, 2002.

USA NETWORKS, INC. (TO BE RENAMED USA INTERACTIVE)
OPERATING METRICS

                            -----     ---------------------------------------------    ---------------------------------------------
                             1999                         2000                                              2001
                            -----     ---------------------------------------------    ---------------------------------------------
                             YE        Q1        Q2        Q3        Q4        YE        Q1        Q2        Q3        Q4       YE
                            -----     ---------------------------------------------    ---------------------------------------------
HOTEL RESERVATIONS NETWORK

  Hotel room nights sold
    (thousands)             1,229       429       587       717       700     2,433       799     1,030     1,227     1,187    4,243

  Affiliates (including
    TravelNow)                        6,000    10,500    13,400    16,200    16,200    18,649    20,857    22,793    23,808   23,808

  Properties                1,500     1,750     1,925     2,100     2,600     2,600     3,084     3,374     3,890     4,567    4,567

  Cities served                40        49        60        83        97        97       135       146       171       178      178

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.

As filed with the Securities and Exchange Commission on January 29, 2002

USA NETWORKS, INC. (TO BE RENAMED USA INTERACTIVE)
OPERATING METRICS
IN THOUSANDS

                                  --------------------------------------------    --------------------------------------------
                                                  CY 2000 (a)                                     CY 2001 (a)
                                  --------------------------------------------    --------------------------------------------
                                     Q1          Q2          Q3          Q4          Q1          Q2          Q3          Q4
                                  --------------------------------------------    --------------------------------------------
EXPEDIA (TRANSACTION PENDING)

  Total gross bookings (b)        $401,000    $450,000    $467,000    $475,000    $674,000    $802,000    $723,000    $704,000

  Total transactions (c)             1,022       1,186       1,306       1,318       1,780       2,241       2,222       2,229

  Average monthly Media
    Metrix reach (d)                 5,933       6,819       6,389       5,417       6,969       7,502       9,410       9,238

  Expedia.com conversion (e)           3.8%        4.1%        4.8%        6.0%        5.7%        7.0%        5.5%        5.2%

  Expedia new purchasing
    customers (f)                      355         447         464         504         671         904         918         870

  Expedia cumulative purchasing
    customers (g)                    1,518       1,965       2,428       2,932       3,603       4,507       5,424       6,294

  Expedia quarterly unique
    purchasing customers (h)           540         670         741         790       1,007       1,336       1,393       1,383

a Expedia's fiscal year end is June 30. Presented here as Calender Year Ended December 31.

b Gross bookings represents the total value of travel booked through the Expedia, VacationSpot, and WWTE sites.

c Transactions represents the number of reservations and purchases transacted through the Expedia and WWTE sites.

d Average monthly Media Metrix reach represents the unduplicated reach for the Expedia and VacationSpot sites.

e Conversion represents the monthly average Expedia.com unique monthly purchasers divided by the monthly average Media Metrix reach for the Expedia.com site.

f Expedia new purchasing customers represents the number of new customers transacting through the Expedia sites in a quarter.

g Expedia cumulative purchasing customers represents the cumulative number of customers that have ever transacted through the Expedia sites as of the end of a quarter.

h Expedia quarterly unique purchasing customers represents the number of unique customers transacting through the Expedia sites over the course of a quarter.

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.

As filed with the Securities and Exchange Commission on January 29, 2002.

USA NETWORKS, INC. (TO BE RENAMED USA INTERACTIVE)
OPERATING METRICS

OPERATING ESTIMATES (PRO FORMA FOR PENDING TRANSACTIONS)
FOR THE NEXT TWELVE MONTHS (ROUNDED)


     Primary consumer web sites                                                15
     Average number of new customers added daily                           30,000
     Active / registered customers                                     17 million
     Customer database                                                 65 million

     Customer inbound telephone minutes                                 1 billion
     Customer inbound telephone calls                                 315 million
     Orders processed                                                  75 million
     Credit card transactions                                          60 million
     Items shipped                                                     40 million

     In-house merchants                                                       200
     Merchandise SKUs processed                                            60,000
     Telephone operator positions                                          10,000
     Ticketing outlets                                                      3,430
     Call centers                                                              34
     Fulfillment center square feet                                   2.5 million

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on January 29, 2002.

USA NETWORKS, INC. (TO BE RENAMED USA
INTERACTIVE)

OPERATING METRICS

IN MILLIONS

CAPITALIZATION (pro forma for pending transactions)
(AS OF 1/23/02)


    Ticker (NASDAQ)                                   USAI

    USAi Common Stock                                307.5
    USAi Class B                                      49.6
    USAi Exchangeable Common Stock                    31.6
    USAi Exchangeable Class B                          1.6
                                                 ----------
      Total Shares Outstanding                       390.3

    Estimated dilutive options (treasury              25.0
    method)
                                                 ----------
    Fully diluted shares                             415.3
                                                 ==========

    Outstanding equity cap                       $10.2 billion

    Fully diluted equity cap                     $10.8 billion

    EXCLUDES VIVENDI'S REMAINING 56.6 MILLION SHARES PRO FORMA THE PENDING TRANSACTION, AS THE COMPANY BELIEVES THESE SHARES SHOULD BE VIEWED AS TREASURY, ALTHOUGH THE AMOUNT OF SHARES TREATED AS TREASURY WILL BE LOWER AT STOCK PRICES GREATER THAN $40.82, AS DISCUSSED IN USA'S 8-K FILING WITH THE SEC DATED DECEMBER 17, 2001.

--------------------------------------------------------------------------------

BUSINESS MIX (pro forma for pending transaction)


    Revenue sources (Q4 '01):
      Merchandise                                      55%
      Online travel/hotel rooms                        22%
      Ticketing                                        13%
      Teleservices / ECS                                8%
      Personals                                         2%
                                                 ----------
      Commerce                                        100%
                                                 ==========

      Interactive (online and TV) (% of total)         85%
      International (% of total)                       12%

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on January 29, 2002.